UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust___
(Exact name of registrant as specified in charter)

__One Franklin Parkway, San Mateo, CA  94403-1906_
(Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906_
(Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
April 30, 2015

Franklin Value Investors Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Economic and Market Overview	3
Franklin All Cap Value Fund	4
Franklin Balance Sheet
Investment Fund	12
Franklin Large Cap Value Fund	20
Franklin MicroCap Value Fund	28
Franklin MidCap Value Fund	35
Franklin Small Cap Value Fund	43
Financial Highlights and
Statements of Investments	51
Financial Statements	97
Notes to Financial Statements	106
Shareholder Information	121

franklintempleton.com

Semiannual Report Economic and Market Overview

U.S. economic growth moderated during the six-month period ended April 30, 2015. In the first half of the period, greater spending by consumers, businesses and state and local governments aided growth. However, economic activity slowed in 2015’s first quarter as low energy prices and U.S. dollar strength led exports to decline. In addition, harsh weather and west coast port labor disputes weighed on business spending. Housing market data improved, as home sales and prices rose while mortgage rates fell. Retail sales remained mixed but increased toward period-end as auto sales surged. Inflation, as measured by the Consumer Price Index, remained subdued during the past six months but rose late in the period amid higher energy prices bouncing from recent lows. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.4% in April 2015 from 5.7% in October 2014.1

Although the Federal Reserve Board (Fed) had repeatedly stated that it could be patient with regard to raising interest rates, in March, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its

April meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

Investor confidence grew as the Fed maintained its cautious tone on raising interest rates and China introduced more stimulus measures. The stock markets endured sell-offs when many investors reacted to the crisis in Ukraine, Greece’s debt negotiations and signs of relatively weak global economic growth, particularly in Europe and Japan, as well as less robust growth in China. U.S. stocks rose overall for the six months under review as the Standard & Poor’s 500 Index and the Dow Jones Industrial Average reached all-time highs.

The foregoing information reflects our analysis and opinions as of April 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

franklintempleton.com

Semiannual Report | 3

Franklin All Cap Value Fund

This semiannual report for Franklin All Cap Value Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

Performance Overview

The Fund’s Class A shares delivered a +2.59% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +2.82% total return.1 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive as measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Morningstar. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investment Group.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 55.

4 | Semiannual Report

franklintempleton.com

FRANKLIN ALL CAP VALUE FUND

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Target, Griffon and Wabash National. Target, a mass-market discount retailer, is starting to see the benefits of its new chief executive officer’s turnaround plan to reinvigorate the brand through elevating signature categories, growing digital and online offerings, and cost control efforts. Griffon, a manufacturer of building products, defense equipment and plastics, generated stronger-than-expected earnings mostly due to an improving domestic housing market. Wabash National, a manufacturer of truck trailers and tank cars, reported better-than-expected sales, earnings and order backlog as an improved outlook by its customers drove increased demand.

Detractors from absolute Fund performance included PHI, L.B. Foster and Unit Corp. The share price declined for PHI, a provider of helicopter transportation to the offshore energy and air medical services industries, as the negative influence of lower energy prices outweighed favorable financial performance. L.B. Foster, a manufacturer of rail, highway and pipeline products, reported improving sales and earnings, but these positive factors were overshadowed by continued legal issues with one of its largest customers. Unit Corp., an onshore provider of drilling rigs, a pipeline operator and an exploration and production company, experienced a negative impact to its share price from a sharp drop in oil prices that began in mid-2014, and the subsequent drop in its rig count was expected to reduce earnings.

During the reporting period, we initiated positions in Sanofi, a pharmaceuticals firm; Orbcomm, a satellite and cellular communications provider; BRP, a power sports vehicle and motor manufacturer; Albemarle, a chemicals manufacturer; Mattel, a toy maker; The Men’s Wearhouse, a men’s clothing retailer; Crocs, a branded casual footwear and apparel manufacturer; Excel Trust, a retail real estate investment trust (REIT); LTC Properties, a health care facility REIT; Laclede Group, a natural gas public utility holding company; MKS Instruments, a solutions provider for advanced manufacturing; Helen of Troy, a personal care and household consumer products distributor; and a senior subordinated bond issued by existing holding Unit Corp. We received shares of California Resources, an oil and gas exploration company, as a result of its spinoff from current Fund holding Occidental Petroleum. We also added to several existing positions including Axiall, a chemicals and building products manufacturer; Everbank Financial, a commercial bank; and the aforementioned PHI, among others. We liquidated our positions in Royal Caribbean Cruises, QUALCOMM, Archer-Daniels-Midland, Bunge and the aforementioned L.B. Foster, among others. We also reduced several positions, including Coach, Alcoa and Target, mentioned above.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets
PHI Inc.	3.6%
Energy
Gibraltar Industries Inc.	3.5%
Building Products
Maple Leaf Foods Inc. (Canada)	3.1%
Food, Beverage & Tobacco
Axiall Corp.	3.0%
Materials
AAR Corp.	2.5%
Aerospace & Defense
STERIS Corp.	2.5%
Health Care Equipment & Services
BRP Inc. (Canada)	2.5%
Consumer Durables & Apparel
Sanofi, ADR (France)	2.4%
Pharmaceuticals, Biotechnology & Life Sciences
Orbcomm Inc.	2.4%
Telecommunication Services
Occidental Petroleum Corp.	2.3%
Energy

franklintempleton.com

Semiannual Report | 5

FRANKLIN ALL CAP VALUE FUND

Thank you for your continued participation in Franklin All Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

franklintempleton.com

FRANKLIN ALL CAP VALUE FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FRAVX)	$12.88	$13.01	-$	0.13
C (N/A)	$12.57	$12.74	-$	0.17
R (N/A)	$12.88	$13.00	-$	0.12
Advisor (N/A)	$12.94	$13.09	-$	0.15

Distributions (11/1/14–4/30/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.0094	$0.4254		$0.4348
C	—	$0.4254		$0.4254
R	$0.0008	$0.4254		$0.4262
Advisor	$0.0499	$0.4254		$0.4753

franklintempleton.com

Semiannual Report | 7

FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of $10,000		Average Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		Total Return (3/31/15)[5]	(with waiver)	(without waiver)
A								1.25%	1.42%
6-Month	+	2.59%		-3.28%	$9,672
1-Year	+	1.97%		-3.91%	$9,609		-5.04%
5-Year	+	64.16%	+	9.11%	$15,465	+	9.79%
Since Inception
(6/1/07)	+	39.02%	+	3.47%	$13,103	+	3.45%
C								1.95%	2.12%
6-Month	+	2.33%	+	1.34%	$10,134
1-Year	+	1.29%	+	0.31%	$10,031		-1.01%
5-Year	+	58.52%	+	9.65%	$15,852	+	10.31%
Since Inception
(6/1/07)	+	31.69%	+	3.54%	$13,169	+	3.51%
R								1.45%	1.62%
6-Month	+	2.60%	+	2.60%	$10,260
1-Year	+	1.74%	+	1.74%	$10,174	+	0.42%
5-Year	+	62.43%	+	10.19%	$16,243	+	10.85%
Since Inception
(6/1/07)	+	37.06%	+	4.06%	$13,706	+	4.03%
Advisor								0.95%	1.12%
6-Month	+	2.76%	+	2.76%	$10,276
1-Year	+	2.29%	+	2.29%	$10,229	+	0.97%
5-Year	+	66.56%	+	10.74%	$16,656	+	11.41%
Since Inception
(6/1/07)	+	42.49%	+	4.58%	$14,249	+	4.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

franklintempleton.com

FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com

Semiannual Report | 9

FRANKLIN ALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

10 | Semiannual Report

franklintempleton.com

FRANKLIN ALL CAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,025.90	$6.33
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31
C
Actual	$1,000	$1,023.30	$9.78
Hypothetical (5% return before expenses)	$1,000	$1,015.12	$9.74
R
Actual	$1,000	$1,026.00	$7.28
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
Advisor
Actual	$1,000	$1,027.60	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.26%;
C: 1.95%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 11

Franklin Balance Sheet Investment Fund

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance Overview

The Fund’s Class A shares had a -1.46% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +2.82% total return.1 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. We generally define “low price-to-book value” as the lower two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 63.

12 | Semiannual Report

franklintempleton.com

FRANKLIN BALANCE SHEET INVESTMENT FUND

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were RTI International Metals (RTI), Devon Energy and Encore Wire. RTI, a specialty metals products manufacturer, agreed to Alcoa’s all-stock takeout offer at a 50% premium to RTI’s prior-day closing price. The stock price of Devon Energy, an oil and gas exploration and production company, rallied from December 2014 lows. In addition, attractive acreage positions in the Eagle Ford and Permian Basin, coupled with a strong balance sheet, focused investors on the company’s value creation potential. Encore Wire, an electrical wire and cable manufacturer, reported strong first-quarter earnings as an improved pricing discipline within the wire industry drove expanded profit margins.

Detractors from absolute Fund performance included Alcoa, Cloud Peak Energy and Ensco. The stock price of Alcoa, an aluminum products manufacturer, moved down commensurate with aluminum’s market price. Although Alcoa’s earnings exceeded market expectations, investors remained concerned about the increasing quantity of primary aluminum that could be produced in the Chinese market. Cloud Peak Energy, a coal mine owner and operator, endured a difficult pricing environment for its Powder River Basin coal. A decline in natural gas prices encouraged its utility customers to switch from coal to natural gas, and a price decline in the seaborne thermal coal market reduced Cloud’s export tonnage. Underperformance of Ensco, an operator of offshore drilling rigs, was due to weaker demand for drilling services associated with depressed oil prices. Nevertheless, in our view, Ensco remained one of the better positioned offshore drillers trading at a significant discount to its book value.

During the reporting period, we initiated several positions including Ruby Tuesday, a casual dining chain; Bio-Rad Laboratories, a chemicals producer for life sciences and diagnostics; News Corp., a media and information services firm; M.D.C. Holdings, a builder of single-family homes; Orbcomm, a satellite and cellular communications provider; Domtar, a

Top 10 Holdings
4/30/15

Company	% of Total
Sector/Industry	Net Assets
Corning Inc.	3.6%
Technology Hardware & Equipment
Citigroup Inc.	3.2%
Banks
KeyCorp	3.0%
Banks
Devon Energy Corp.	3.0%
Energy
Bunge Ltd.	2.8%
Food, Beverage & Tobacco
First Solar Inc.	2.5%
Semiconductors & Semiconductor Equipment
Archer-Daniels-Midland Co.	2.4%
Food, Beverage & Tobacco
Allegheny Technologies Inc.	2.3%
Materials
Comerica Inc.	2.3%
Banks
E-L Financial Corp. Ltd. (Canada)	2.2%
Life & Health Insurance

fiber-based products manufacturer; Occidental Petroleum, an oil and gas exploration company; QEP Resources, a natural gas and oil exploration and production company; and Fabrinet, a provider of advanced optical packaging and precision manufacturing services. We also added to existing positions including First Solar, a manufacturer and designer of solar modules and solutions; Ingram Micro, a global wholesale technology distributor; Cloud Peak Energy, mentioned above; and Photronics, a manufacturer of photomasks for the semiconductor industry. We liquidated positions in Reliance Steel & Aluminum, Old Republic International and Tidewater. We also reduced some other positions including Alcoa, StanCorp Financial, Selective Insurance Group and Archer-Daniels-Midland.

franklintempleton.com

Semiannual Report | 13

FRANKLIN BALANCE SHEET INVESTMENT FUND

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

14 | Semiannual Report

franklintempleton.com

FRANKLIN BALANCE SHEET INVESTMENT FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FRBSX)	$42.79	$51.55	-$	8.76
C (FCBSX)	$41.49	$50.22	-$	8.73
R (FBSRX)	$42.84	$51.48	-$	8.64
R6 (FBSIX)	$43.79	$52.70	-$	8.91
Advisor (FBSAX)	$43.81	$52.68	-$	8.87

Distributions (11/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1685	$0.7874		$6.7992	$7.7551
C	—	$0.7874		$6.7992	$7.5866
R	$0.0067	$0.7874		$6.7992	$7.5933
R6	$0.3856	$0.7874		$6.7992	$7.9722
Advisor	$0.3057	$0.7874		$6.7992	$7.8923

franklintempleton.com

Semiannual Report | 15

FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of $10,000		Average Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		Total Return (3/31/15)[5]	(with waiver)	(without waiver)
A								0.90%	0.91%
6-Month		-1.46%		-7.12%	$9,288
1-Year		-0.50%		-6.21%	$9,379		-8.30%
5-Year	+	56.36%	+	8.06%	$14,737	+	8.50%
10-Year	+	82.07%	+	5.55%	$17,161	+	4.89%
C								1.65%	1.66%
6-Month		-1.83%		-2.66%	$9,734
1-Year		-1.24%		-2.07%	$9,793		-4.25%
5-Year	+	50.63%	+	8.54%	$15,063	+	8.98%
10-Year	+	68.72%	+	5.37%	$16,872	+	4.71%
R								1.15%	1.16%
6-Month		-1.57%		-1.57%	$9,843
1-Year		-0.74%		-0.74%	$9,926		-2.94%
5-Year	+	54.42%	+	9.08%	$15,442	+	9.53%
10-Year	+	78.13%	+	5.94%	$17,813	+	5.28%
R6								0.50%	0.51%
6-Month		-1.25%		-1.25%	$9,875
1-Year		-0.09%		-0.09%	$9,991		-2.33%
Since Inception
(5/1/13)	+	22.16%	+	10.54%	$12,216	+	9.88%
Advisor								0.65%	0.66%
6-Month		-1.34%		-1.34%	$9,866
1-Year		-0.24%		-0.24%	$9,976		-2.48%
5-Year	+	58.31%	+	9.62%	$15,831	+	10.07%
10-Year	+	89.27%	+	6.59%	$18,927	+	5.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

16 | Semiannual Report

franklintempleton.com

FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com

Semiannual Report | 17

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

18 | Semiannual Report

franklintempleton.com

FRANKLIN BALANCE SHEET INVESTMENT FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$985.40	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51
C
Actual	$1,000	$981.70	$8.11
Hypothetical (5% return before expenses)	$1,000	$1,016.61	$8.25
R
Actual	$1,000	$984.30	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76
R6
Actual	$1,000	$987.50	$2.41
Hypothetical (5% return before expenses)	$1,000	$1,022.36	$2.46
Advisor
Actual	$1,000	$986.60	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%;
C: 1.65%; R: 1.15%; R6: 0.49%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 19

Franklin Large Cap Value Fund

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

Performance Overview

The Fund’s Class A shares delivered a +1.91% cumulative total return for the six months under review. In comparison, the Russell 1000® Value Index, which measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +2.89% total return.2 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total market capitalization.

2. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 71.

20 | Semiannual Report

franklintempleton.com

FRANKLIN LARGE CAP VALUE FUND

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Walgreen Boots Alliance, Target and Baker Hughes. Shares of Walgreens, the largest U.S. drug store operator, rose amid the final stages of its integration with Alliance Boots, a multi-national health and beauty group. The stock benefited from positive sentiment around management’s strategic plans to create a global health care company with a consumer-centric beauty focus. We exited the position during the period. Target, a mass-market discount retailer, is starting to see the benefits of its new chief executive officer’s turnaround plan to reinvigorate the brand through elevating signature categories, growing digital and online offerings, and cost control efforts. Shares of Baker Hughes, a global oilfield services company, rose in light of a pending stock and cash deal with Halliburton, and the positive synergies that would likely occur.

Detractors from absolute Fund performance included Alcoa, Ensco and Xerox. The stock price of Alcoa, an aluminum products manufacturer, moved down commensurate with aluminum’s market price. Although Alcoa’s earnings exceeded market expectations, investors remained concerned about the increasing quantity of primary aluminum that could be produced in the Chinese market. Underperformance of Ensco, an operator of offshore drilling rigs, was due to weaker demand for drilling services associated with depressed oil prices. Nevertheless, in our view, Ensco remained one of the better positioned offshore drillers trading at a significant discount to its book value. Shares of Xerox, a business outsourcing services provider, were weak due to lower-than-expected earnings attributed to higher costs in implementing health care services contracts.

During the period, we initiated positions in Sanofi, a pharmaceuticals firm; BB&T, a bank and trust holding company; Roche Holding, a pharmaceuticals and diagnostics company; The Mosaic Co., an agricultural fertilizer and animal feed producer; Ralph Lauren, a premium apparel, home products, accessories and fragrances designer; American Airlines Group, an airline carrier holding company; and SanDisk, a flash storage card products manufacturer. We received shares of California Resources, an oil and gas exploration company, as a result of its spinoff from current Fund holding Occidental Petroleum, and the cash and stock acquisition of Covidien by Medtronic was also completed during the period. We also added to some existing positions, including First Solar, a manufacturer and designer of solar modules and solutions; Regions Financial, a bank holding company; and Principal Financial Group, a global financial products and services provider. We liquidated our positions in 3M Co., Progressive, McDonald’s, Wal-Mart Stores and Walgreens Boots Alliance, mentioned above. We also reduced our holdings in Norfolk Southern, The Home Depot and Teva Pharmaceutical Industries, among others.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets
The Allstate Corp.	2.3%
Insurance
Citigroup Inc.	2.0%
Banks
Corning Inc.	1.9%
Technology Hardware & Equipment
Prudential Financial Inc.	1.9%
Insurance
State Street Corp.	1.9%
Diversified Financials
Johnson Controls Inc.	1.9%
Automobiles & Components
MetLife Inc.	1.8%
Insurance
Alcoa Inc.	1.8%
Materials
Becton, Dickinson and Co.	1.8%
Health Care Equipment & Services
Bunge Ltd.	1.8%
Food, Beverage & Tobacco

franklintempleton.com

Semiannual Report | 21

FRANKLIN LARGE CAP VALUE FUND

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

22 | Semiannual Report

franklintempleton.com

FRANKLIN LARGE CAP VALUE FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FLVAX)	$18.91	$18.91		$0.00
C (FLCVX)	$18.72	$18.67	+$	0.05
R (FLCRX)	$18.78	$18.76	+$	0.02
R6 (FRLGX)	$18.82	$18.87	-$	0.05
Advisor (N/A)	$18.83	$18.86	-$	0.03

Distributions (11/1/14–4/30/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1052	$0.2390		$0.3442
C	—	$0.2390		$0.2390
R	$0.0621	$0.2390		$0.3011
R6	$0.1895	$0.2390		$0.4285
Advisor	$0.1615	$0.2390		$0.4005

franklintempleton.com

Semiannual Report | 23

FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000		Average Annual	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		Total Return (3/31/15)[5]	Operating Expenses[6]
A								1.30%
6-Month	+	1.91%		-3.93%	$9,607
1-Year	+	6.53%	+	0.42%	$10,042	+	0.04%
5-Year	+	65.97%	+	9.36%	$15,645	+	9.45%
10-Year	+	72.93%	+	5.01%	$16,298	+	4.69%
C								2.00%
6-Month	+	1.61%	+	0.61%	$10,061
1-Year	+	5.80%	+	4.80%	$10,480	+	4.48%
5-Year	+	60.29%	+	9.90%	$16,029	+	9.99%
10-Year	+	61.45%	+	4.91%	$16,145	+	4.60%
R								1.50%
6-Month	+	1.79%	+	1.79%	$10,179
1-Year	+	6.32%	+	6.32%	$10,632	+	5.95%
5-Year	+	64.32%	+	10.44%	$16,432	+	10.52%
10-Year	+	69.61%	+	5.43%	$16,961	+	5.12%
R6								0.83%
6-Month	+	2.12%	+	2.12%	$10,212
1-Year	+	7.00%	+	7.00%	$10,700	+	6.68%
Since Inception (5/1/13)	+	33.87%	+	15.73%	$13,387	+	15.87%
Advisor[7]								1.00%
6-Month	+	2.07%	+	2.07%	$10,207
1-Year	+	6.83%	+	6.83%	$10,683	+	6.51%
5-Year	+	68.35%	+	10.98%	$16,835	+	11.10%
10-Year	+	78.04%	+	5.94%	$17,804	+	5.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

24 | Semiannual Report

franklintempleton.com

FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+73.29% and +5.96%.

franklintempleton.com

Semiannual Report | 25

FRANKLIN LARGE CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

26 | Semiannual Report

franklintempleton.com

FRANKLIN LARGE CAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,019.10	$6.41
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.41
C
Actual	$1,000	$1,016.10	$9.90
Hypothetical (5% return before expenses)	$1,000	$1,014.98	$9.89
R
Actual	$1,000	$1,017.90	$7.40
Hypothetical (5% return before expenses)	$1,000	$1,017.46	$7.40
R6
Actual	$1,000	$1,021.20	$4.16
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16
Advisor
Actual	$1,000	$1,020.70	$4.91
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.28%;
C: 1.98%; R: 1.48%; R6: 0.83%; and Advisor: 0.98%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Semiannual Report | 27

Franklin MicroCap Value Fund

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2015. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when we opened the Fund on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace.1

Performance Overview

The Fund’s Class A shares had a -2.55% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +2.05% total return.2 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 31.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $500 million, which we define as “microcap.”1 Book value per share is a company’s net worth

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in increased from $400 million at time of purchase to $500 million. 2. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 77.

28 | Semiannual Report

franklintempleton.com

FRANKLIN MICROCAP VALUE FUND

or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were John B. Sanfilippo & Son, Alamo Group and RTI International Metals (RTI). John B. Sanfilippo & Son, a peanut, tree nuts and snacks producer, reported better-than-expected earnings based on higher sales volumes, which offset gross margin declines. Alamo Group, a maker of agricultural and infrastructure maintenance equipment, also reported better-than-expected earnings despite headwinds from a stronger U.S. dollar and lower farm incomes. Alamo said its three acquisitions in 2014 also helped year-end results. RTI, a specialty metals products manufacturer, agreed to Alcoa’s all-stock takeout offer at a 50% premium to RTI’s prior-day closing price.

PHI, Tesco and Sterling Construction detracted from absolute Fund performance. PHI and Tesco serve the oil and gas industry, with PHI providing helicopter transportation to offshore production platforms, and Tesco selling equipment and services to land-based drillers. Those end markets weakened with a drop in oil prices in the second half of 2014. Sterling Construction, a heavy civil construction company, reported a net loss for 2014 and replaced its chief executive officer for the second time since 2013.

During the period under review, we initiated new positions in Ardmore Shipping, a marine shipper of petroleum products and chemicals; Cloud Peak Energy, a coal mine owner and operator; Renewable Energy Group, a biodiesel producer and distributor; Alaska Communications Systems Group, a telecommunications and network services provider; INTL FCStone, a financial services company; Lakes Entertainment, a casino owner and operator; County Bancorp, a community bank specializing in agricultural loans; and Orion Marine Group, a marine construction contractor. We added to existing positions including Leapfrog Enterprises, a developer of educational entertainment for children; Olympic Steel, a processor of flat and tubular steel products; and Global Power Equipment Group, a power generation equipment and services provider, among others. We liquidated our positions in P.A.M. Transportation Services, Saia, Kimball International, Rocky Brands and Cal Dive International. We also reduced positions including Healthcare Services Group, Omega Protein and Lydall, among others.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets
Seneca Foods Corp., A & B	4.7%
Food, Beverage & Tobacco
PHI Inc.	3.3%
Energy
Hurco Cos. Inc.	3.0%
Machinery
Omega Protein Corp.	2.8%
Food, Beverage & Tobacco
Healthcare Services Group Inc.	2.7%
Commercial & Professional Services
Hardinge Inc.	2.5%
Machinery
Alamo Group Inc.	2.5%
Machinery
Delta Apparel Inc.	2.4%
Consumer Durables & Apparel
Ruby Tuesday Inc.	2.3%
Consumer Services
John B. Sanfilippo & Son Inc.	2.2%
Food, Beverage & Tobacco

franklintempleton.com

Semiannual Report | 29

FRANKLIN MICROCAP VALUE FUND

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30 | Semiannual Report

franklintempleton.com

FRANKLIN MICROCAP VALUE FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FRMCX)	$35.07	$39.88	-$	4.81
R6 (FMCVX)	$35.19	$39.94	-$	4.75
Advisor (FVRMX)	$35.13	$39.90	-$	4.77

Distributions (11/1/14–4/30/15)
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$0.0742	$3.5793		$3.6535
R6	$0.0742	$3.5793		$3.6535
Advisor	$0.0742	$3.5793		$3.6535

franklintempleton.com

Semiannual Report | 31

FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class R6/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of $10,000		Average Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		Total Return (3/31/15)[5]	(with waiver)	(without waiver)
A								1.16%	1.18%
6-Month		-2.55%		-8.15%	$9,185
1-Year		-1.89%		-7.54%	$9,246		-8.21%
5-Year	+	62.46%	+	8.90%	$15,313	+	9.88%
10-Year	+	124.04%	+	7.76%	$21,114	+	7.52%
R6								0.79%	0.81%
6-Month		-2.36%		-2.36%	$9,764
1-Year		-1.47%		-1.47%	$9,853		-2.23%
Since Inception
(5/1/13)	+	20.79%	+	9.92%	$12,079	+	10.41%
Advisor[7]								0.92%	0.94%
6-Month		-2.44%		-2.44%	$9,756
1-Year		-1.65%		-1.65%	$9,835		-2.35%
5-Year	+	64.39%	+	10.45%	$16,439	+	11.45%
10-Year	+	129.17%	+	8.65%	$22,917	+	8.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

32 | Semiannual Report

franklintempleton.com

FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+109.59% and +8.11%.

franklintempleton.com

Semiannual Report | 33

FRANKLIN MICROCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$974.50	$5.68
Hypothetical (5% return before expenses)	$1,000	$1,019.04	$5.81
R6
Actual	$1,000	$976.40	$3.87
Hypothetical (5% return before expenses)	$1,000	$1,020.88	$3.96
Advisor
Actual	$1,000	$975.60	$4.51
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.16%;
R6: 0.79%; and Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

34 | Semiannual Report

franklintempleton.com

Franklin MidCap Value Fund

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.1

Performance Overview

The Fund’s Class A shares delivered a +2.27% cumulative total return for the six months under review. In comparison, the Russell Midcap® Value Index, which measures performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +3.83% total return.2 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 38.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 84.

franklintempleton.com

Semiannual Report | 35

FRANKLIN MIDCAP VALUE FUND

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were ResMed, Exelis and Urban Outfitters. ResMed, a medical equipment developer and manufacturer, benefited from solid results driven by new, next-generation product launches. Shares rose for Exelis, a provider of communications and other services to the aerospace and defense industry, following an announcement that Harris Corp., another communications systems provider, would acquire the company. We exited the position during the period. Urban Outfitters, a specialty clothing retailer, posted signs of a positive turnaround marked by improvement in revenues and margins.

Detractors from absolute Fund performance included Genworth Financial, Host Hotels & Resorts and Denbury Resources. Genworth Financial, an insurer, posted losses after reporting it underpriced premiums in its long-term care business, which forced the company to set aside more reserves than anticipated. Shares of Host Hotels & Resorts, a real estate investment trust, were hurt after the company’s management indicated lower-than-expected growth for the coming year. Denbury Resources, an oil and gas exploration and production company, was negatively impacted, along with most of the energy complex, by a precipitous decline in global oil prices.

During the reporting period, the Fund initiated numerous positions, including ITC Holdings, an independent electricity transmission company; Amdocs, a computer systems integration provider; The Mosaic Co. and Intrepid Potash, producers of agricultural fertilizer and animal feed; SanDisk, a flash storage card products manufacturer; Urban Outfitters, a specialty clothing retailer; Domtar, a fiber-based products manufacturer; NVIDIA, a visual computing company; Chico’s FAS, a specialty women’s clothing and accessories retailer; and Bio-Rad Laboratories, a specialty chemicals producer for life sciences and diagnostics. We received shares of Keysight Technologies, an electronic measurement systems provider, as a result of its spinoff from Fund holding Agilent Technologies. Consistent with our value strategy, we added to existing positions in DTE Energy, a diversified electricity and natural gas provider; Zimmer Holdings, an orthopedic surgical products manufacturer; and Calpine, a power plant operator, among others. We liquidated positions including CareFusion, Sigma-Aldrich, Covance, Hudson City Bancorp, PetSmart, Peabody Energy and Exelis, mentioned above. We also reduced our positions in Hill-Rom Holdings and the aforementioned ResMed and Urban Outfitters, among others.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets
iShares Russell Mid-Cap Value ETF	3.0%
Diversified Financials
Host Hotels & Resorts Inc.	2.2%
Real Estate
Northern Trust Corp.	2.1%
Diversified Financials
ITC Holdings Corp.	2.1%
Utilities
DDR Corp.	2.0%
Real Estate
American Campus Communities Inc.	1.9%
Real Estate
The Progressive Corp.	1.9%
Insurance
Liberty Property Trust	1.8%
Real Estate
Zimmer Holdings Inc.	1.8%
Health Care Equipment & Services
KeyCorp	1.7%
Banks

36 | Semiannual Report

franklintempleton.com

FRANKLIN MIDCAP VALUE FUND

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Semiannual Report | 37

FRANKLIN MIDCAP VALUE FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FMVAX)	$16.06	$16.13	-$	0.07
C (FMVCX)	$15.84	$15.87	-$	0.03
R (N/A)	$16.04	$16.09	-$	0.05
Advisor (N/A)	$16.13	$16.23	-$	0.10

Distributions (11/1/14–4/30/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1077	$0.3074		$0.4151
C	—	$0.3074		$0.3074
R	$0.0634	$0.3074		$0.3708
Advisor	$0.1537	$0.3074		$0.4611

38 | Semiannual Report

franklintempleton.com

FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of $10,000		Average Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		Total Return (3/31/15)[5]	(with waiver)	(without waiver)
A								1.36%	1.57%
6-Month	+	2.27%		-3.58%	$9,642
1-Year	+	5.28%		-0.80%	$9,920		-0.18%
5-Year	+	70.47%	+	9.94%	$16,063	+	10.98%
Since Inception
(7/1/05)	+	82.50%	+	5.67%	$17,201	+	5.78%
C								2.06%	2.27%
6-Month	+	1.84%	+	0.84%	$10,084
1-Year	+	4.48%	+	3.48%	$10,348	+	4.14%
5-Year	+	64.63%	+	10.48%	$16,463	+	11.52%
Since Inception
(7/1/05)	+	70.71%	+	5.59%	$17,071	+	5.71%
R								1.56%	1.77%
6-Month	+	2.11%	+	2.11%	$10,211
1-Year	+	5.05%	+	5.05%	$10,505	+	5.71%
5-Year	+	68.70%	+	11.03%	$16,870	+	12.07%
Since Inception
(7/1/05)	+	79.29%	+	6.12%	$17,929	+	6.23%
Advisor								1.06%	1.27%
6-Month	+	2.38%	+	2.38%	$10,238
1-Year	+	5.56%	+	5.56%	$10,556	+	6.22%
5-Year	+	73.13%	+	11.60%	$17,313	+	12.67%
Since Inception
(7/1/05)	+	88.47%	+	6.66%	$18,847	+	6.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Semiannual Report | 39

FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

40 | Semiannual Report

franklintempleton.com

FRANKLIN MIDCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 41

FRANKLIN MIDCAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,022.70	$6.77
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.76
C
Actual	$1,000	$1,018.40	$10.26
Hypothetical (5% return before expenses)	$1,000	$1,014.63	$10.24
R
Actual	$1,000	$1,021.10	$7.77
Hypothetical (5% return before expenses)	$1,000	$1,017.11	$7.75
Advisor
Actual	$1,000	$1,023.80	$5.27
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%;
C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

42 | Semiannual Report

franklintempleton.com

Franklin Small Cap Value Fund

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance Overview

The Fund’s Class A shares delivered a +1.40% cumulative total return for the six months under review. In comparison, the Russell 2500TM Value Index, which measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +3.14% total return.1 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 46.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 93.

franklintempleton.com

Semiannual Report | 43

FRANKLIN SMALL CAP VALUE FUND

Manager’s Discussion

During the six months under review, contributors to absolute Fund performance included Wabash National, The Men’s Wearhouse and Thor Industries. Wabash National, a manufacturer of truck trailers and tank cars, reported better-than-expected sales, earnings and order backlog as an improved outlook by its customers drove increased demand. The Men’s Wearhouse, a men’s clothing retailer, reported better-than-expected same store sales and earnings, and a positive outlook regarding the integration of Jos. A. Bank. Thor Industries, a manufacturer of recreational vehicles, benefited from stronger-than-expected sales and earnings due to strong end-market demand and operational efficiencies.

Detractors from absolute Fund performance included Unit Corp., Helix Energy Solutions Group and Civeo. Unit Corp., an onshore provider of drilling rigs, a pipeline operator and an exploration and production company, experienced a negative impact to its share price from a sharp drop in oil prices that began in mid-2014, and the subsequent drop in its rig count was expected to reduce earnings. Helix Energy Solutions Group, an offshore provider of well production services, was hurt by a substantial drop in oil prices, which increased the level of uncertainty regarding future business opportunities and profitability. Civeo, a spin-off of Fund holding Oil States International, is a leading provider of lodging and related services tied mostly to oil exploration and mining companies in Canada and Australia. The stock was negatively impacted by substantially lower-than-expected earnings guidance amid an uncertain contracting environment as oil and other commodity prices have come under pressure.

During the reporting period, the Fund initiated positions in 11 new holdings: BRP, a power sports vehicle and motor manufacturer; Crocs, a branded casual footwear and apparel manufacturer; Allegheny Technologies, a manufacturer of nickel-based alloy products for the aerospace and oil and gas industries; Excel Trust, a retail real estate investment trust (REIT); LTC Properties, a health care facility REIT; Laclede Group, a natural gas public utility holding company; MKS Instruments, an advanced manufacturing solutions provider; Invacare, a home health care and extended care products manufacturer; Helen of Troy, a personal care and household consumer products distributor; Griffon, a manufacturer of building products, defense equipment and plastics; and a senior subordinated bond issued by existing holding Unit Corp. We added to our positions in Everbank Financial, a commercial bank; Gerresheimer, a glass and plastics maker for the pharmaceuticals industry; and Hunting, a crude oil extraction products and services provider; among others. We liquidated our positions in several securities including Reliance Steel & Aluminum, Steel Dynamics, Tidewater, Atwood Oceanics, Assurant, Multi-Fineline Electronix, GameStop and Civeo, mentioned above. We reduced our positions in Group 1 Automotive, Sensient Technologies and the aforementioned Thor Industries, among others.

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry	Net Assets
Maple Leaf Foods Inc.	2.4%
Food, Beverage & Tobacco
STERIS Corp.	2.4%
Health Care Equipment & Services
Regal-Beloit Corp.	2.3%
Electrical Equipment
StanCorp Financial Group Inc.	2.2%
Insurance
Axiall Corp.	2.2%
Materials
La-Z-Boy Inc.	2.1%
Consumer Durables & Apparel
AAR Corp.	2.0%
Aerospace & Defense
Sensient Technologies Corp.	2.0%
Materials
Universal Forest Products Inc.	2.0%
Building Products
H.B. Fuller Co.	1.9%
Materials

44 | Semiannual Report

franklintempleton.com

FRANKLIN SMALL CAP VALUE FUND

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Christopher Meeker is a portfolio manager and research analyst at Franklin Advisory Services, LLC., on a team that manages several equity funds. Before joining Franklin Templeton in 2012, Mr. Meeker worked as a senior research analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrials, consumer and technology sectors. Mr. Meeker formerly served as a principal, portfolio manager and research analyst at Farr, Miller & Washington LLC, where he initiated and managed the firm’s small/mid cap strategy. Mr. Meeker began his investment career as an investment banker with Houlihan Lokey Howard & Zukin, Inc. and AMT Capital Advisors, LLC, specializing in merger and acquisition and corporate valuation mandates.

franklintempleton.com

Semiannual Report | 45

FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FRVLX)	$54.25	$58.96	-$	4.71
C (FRVFX)	$49.71	$54.53	-$	4.82
R (FVFRX)	$53.75	$58.40	-$	4.65
R6 (FRCSX)	$56.22	$61.09	-$	4.87
Advisor (FVADX)	$56.22	$61.01	-$	4.79

Distributions (11/1/14–4/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1190	$0.1275		$4.9613	$5.2078
C	—	$0.1275		$4.9613	$5.0888
R	$0.0017	$0.1275		$4.9613	$5.0905
R6	$0.4407	$0.1275		$4.9613	$5.5295
Advisor	$0.3050	$0.1275		$4.9613	$5.3938

46 | Semiannual Report

franklintempleton.com

FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of $10,000		Average Annual	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]		Total Return (3/31/15)[5]	Operating Expenses[6]
A								1.14%
6-Month	+	1.40%		-4.43%	$9,557
1-Year	+	1.59%		-4.25%	$9,575		-6.88%
5-Year	+	68.83%	+	9.74%	$15,914	+	11.10%
10-Year	+	125.70%	+	7.84%	$21,275	+	7.26%
C								1.84%
6-Month	+	1.06%	+	0.14%	$10,014
1-Year	+	0.89%		-0.02%	$9,998		-2.77%
5-Year	+	63.04%	+	10.27%	$16,304	+	11.65%
10-Year	+	110.36%	+	7.72%	$21,036	+	7.14%
R								1.34%
6-Month	+	1.30%	+	1.30%	$10,130
1-Year	+	1.38%	+	1.38%	$10,138		-1.38%
5-Year	+	67.13%	+	10.82%	$16,713	+	12.20%
10-Year	+	121.12%	+	8.26%	$22,112	+	7.68%
R6								0.61%
6-Month	+	1.67%	+	1.67%	$10,167
1-Year	+	2.14%	+	2.14%	$10,214		-0.66%
Since Inception (5/1/13)	+	28.90%	+	13.55%	$12,890	+	14.06%
Advisor								0.84%
6-Month	+	1.56%	+	1.56%	$10,156
1-Year	+	1.89%	+	1.89%	$10,189		-0.90%
5-Year	+	71.38%	+	11.38%	$17,138	+	12.76%
10-Year	+	132.50%	+	8.80%	$23,250	+	8.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Semiannual Report | 47

FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

48 | Semiannual Report

franklintempleton.com

FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 49

FRANKLIN SMALL CAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,014.00	$5.64
Hypothetical (5% return before expenses)	$1,000	$1,019.19	$5.66
C
Actual	$1,000	$1,010.60	$9.12
Hypothetical (5% return before expenses)	$1,000	$1,015.72	$9.15
R
Actual	$1,000	$1,013.00	$6.64
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66
R6
Actual	$1,000	$1,016.70	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06
Advisor
Actual	$1,000	$1,015.60	$4.15
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.13%;
C: 1.83%; R: 1.33%; R6: 0.61%; and Advisor: 0.83%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

50 | Semiannual Report

franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin All Cap Value Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.01	$12.23	$9.23	$8.45	$8.41	$6.83
Income from investment operations[a]:
Net investment income[b]	0.01	0.02	0.04	0.06	0.04	0.04
Net realized and unrealized gains (losses)	0.30	0.78	3.04	0.77	0.03	1.59
Total from investment operations	0.31	0.80	3.08	0.83	0.07	1.63
Less distributions from:
Net investment income	(0.01)	(0.02)	(0.08)	(0.05)	(0.03)	(0.05)
Net realized gains	(0.43)	—	—	—	—	—
Total distributions	(0.44)	(0.02)	(0.08)	(0.05)	(0.03)	(0.05)
Net asset value, end of period	$12.88	$13.01	$12.23	$9.23	$8.45	$8.41

Total return[c]	2.59%	6.51%	33.69%	9.83%	0.86%	23.90%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.42%	1.42%	1.59%	1.67%	1.72%	1.92%
Expenses net of waiver and payments by
affiliates	1.26%	1.25%	1.23%	1.20%	1.20%	1.20%
Net investment income	0.18%	0.12%	0.37%	0.70%	0.46%	0.49%

Supplemental data
Net assets, end of period (000’s)	$45,683	$46,657	$37,004	$20,127	$18,455	$15,904
Portfolio turnover rate	41.61%	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 51

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.74	$12.05	$9.09	$8.34	$8.33	$6.77
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.07)	(0.03)	—[c]	(0.02)	(0.01)
Net realized and unrealized gains (losses)	0.29	0.76	3.01	0.75	0.03	1.58
Total from investment operations	0.26	0.69	2.98	0.75	0.01	1.57
Less distributions from:
Net investment income	—	—	(0.02)	—	—	(0.01)
Net realized gains	(0.43)	—	—	—	—	—
Total distributions	(0.43)	—	(0.02)	—	—	(0.01)
Net asset value, end of period	$12.57	$12.74	$12.05	$9.09	$8.34	$8.33

Total return[d]	2.33%	5.73%	32.82%	8.99%	0.12%	23.14%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	2.11%	2.12%	2.29%	2.37%	2.42%	2.62%
Expenses net of waiver and payments by
affiliates	1.95%	1.95%	1.93%	1.90%	1.90%	1.90%
Net investment income (loss)	(0.51)%	(0.58)%	(0.33)%	—%[f]	(0.24)%	(0.21)%

Supplemental data
Net assets, end of period (000’s)	$8,020	$8,279	$5,745	$3,248	$3,159	$2,364
Portfolio turnover rate	41.61%	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRounds to less than 0.01%.

52 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.00	$12.23	$9.21	$8.43	$8.39	$6.82
Income from investment operations[a]:
Net investment income (loss)[b]	(—)[c]	(0.01)	0.02	0.06	0.02	0.02
Net realized and unrealized gains (losses)	0.31	0.78	3.04	0.75	0.04	1.59
Total from investment operations	0.31	0.77	3.06	0.81	0.06	1.61
Less distributions from:
Net investment income	(—)[c]	—	(0.04)	(0.03)	(0.02)	(0.04)
Net realized gains	(0.43)	—	—	—	—	—
Total distributions	(0.43)	—	(0.04)	(0.03)	(0.02)	(0.04)
Net asset value, end of period	$12.88	$13.00	$12.23	$9.21	$8.43	$8.39

Total return[d]	2.60%	6.30%	33.45%	9.61%	0.69%	23.69%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.61%	1.62%	1.79%	1.87%	1.92%	2.12%
Expenses net of waiver and payments by
affiliates	1.45%	1.45%	1.43%	1.40%	1.40%	1.40%
Net investment income (loss)	(0.01)%	(0.08)%	0.17%	0.50%	0.26%	0.29%

Supplemental data
Net assets, end of period (000’s)	$64	$79	$46	$29	$54	$25
Portfolio turnover rate	41.61%	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 53

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.09	$12.29	$9.28	$8.49	$8.45	$6.86
Income from investment operations[a]:
Net investment income[b]	0.03	0.05	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses)	0.30	0.79	3.05	0.77	0.02	1.60
Total from investment operations	0.33	0.84	3.12	0.86	0.09	1.66
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.11)	(0.07)	(0.05)	(0.07)
Net realized gains	(0.43)	—	—	—	—	—
Total distributions	(0.48)	(0.04)	(0.11)	(0.07)	(0.05)	(0.07)
Net asset value, end of period	$12.94	$13.09	$12.29	$9.28	$8.49	$8.45

Total return[c]	2.76%	6.83%	34.00%	10.28%	1.09%	24.27%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.11%	1.12%	1.29%	1.37%	1.42%	1.62%
Expenses net of waiver and payments by
affiliates	0.95%	0.95%	0.93%	0.90%	0.90%	0.90%
Net investment income	0.49%	0.42%	0.67%	1.00%	0.76%	0.79%

Supplemental data
Net assets, end of period (000’s)	$3,042	$2,978	$2,411	$1,668	$1,644	$1,158
Portfolio turnover rate	41.61%	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

54 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin All Cap Value Fund
	Shares	Value
Common Stocks 95.3%
Aerospace & Defense 2.5%
AAR Corp.	47,790	$1,445,169
Automobiles & Components 2.8%
Gentex Corp.	24,000	416,400
Johnson Controls Inc.	21,500	1,083,170
Spartan Motors Inc.	13,800	64,998
		1,564,568
Banks 4.3%
EverBank Financial Corp.	46,000	854,220
KeyCorp	48,700	703,715
U.S. Bancorp	21,200	908,844
		2,466,779
Building Products 8.6%
[a]Gibraltar Industries Inc.	120,000	1,987,200
Griffon Corp.	60,000	1,008,600
Insteel Industries Inc.	42,214	855,256
Universal Forest Products Inc.	18,500	1,023,420
		4,874,476
Commercial & Professional Services 0.5%
McGrath RentCorp	8,700	288,057
Consumer Durables & Apparel 7.2%
[a]BRP Inc. (Canada)	63,400	1,406,437
Coach Inc.	5,000	191,050
[a]Crocs Inc.	47,900	632,280
[a]Helen of Troy Ltd.	900	78,849
La-Z-Boy Inc.	30,000	786,300
Mattel Inc.	36,000	1,013,760
		4,108,676
Electrical Equipment 4.6%
Eaton Corp. PLC	13,500	927,855
Encore Wire Corp.	9,400	423,094
Regal Beloit Corp.	16,000	1,251,200
		2,602,149
Energy 12.5%
Apache Corp.	14,150	967,860
Baker Hughes Inc.	11,000	753,060
Bristow Group Inc.	14,000	869,820
California Resources Corp.	3,000	27,900
Denbury Resources Inc.	1,000	8,810
Hunting PLC (United Kingdom)	77,917	700,684
[a]Natural Gas Services Group Inc.	3,000	76,050
Occidental Petroleum Corp.	16,000	1,281,600
[a]PHI Inc.	35,700	1,106,343
[a]PHI Inc., non-voting	30,000	939,900
[a]Unit Corp.	10,000	348,400
		7,080,427
Food & Staples Retailing 1.9%
Wal-Mart Stores Inc.	13,900	1,084,895

franklintempleton.com	Semiannual Report | 55

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin All Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Food, Beverage & Tobacco 9.1%
GrainCorp Ltd. (Australia)	55,000	$431,325
Kraft Foods Group Inc.	7,233	612,997
Maple Leaf Foods Inc. (Canada)	91,000	1,745,722
[a]Omega Protein Corp.	70,000	894,600
PepsiCo Inc.	10,300	979,736
[a]Seneca Foods Corp., A	18,300	527,406
		5,191,786
Health Care Equipment & Services 4.1%
Becton, Dickinson and Co.	6,600	929,742
STERIS Corp.	21,200	1,409,800
		2,339,542
Household & Personal Products 2.0%
The Procter & Gamble Co.	14,300	1,136,993
Insurance 1.4%
The Allstate Corp.	11,600	808,056
Machinery 6.2%
John Bean Technologies Corp.	18,000	694,620
Miller Industries Inc.	42,500	951,150
Pentair PLC (United Kingdom)	6,000	372,900
[a]Wabash National Corp.	80,000	1,121,600
Xylem Inc.	10,000	370,200
		3,510,470
Materials 13.4%
Albemarle Corp.	18,500	1,104,450
Alcoa Inc.	5,000	67,100
Allegheny Technologies Inc.	10,000	339,900
Axiall Corp.	41,900	1,709,520
Carpenter Technology Corp.	23,100	999,075
H.B. Fuller Co.	28,200	1,177,914
Kaiser Aluminum Corp.	4,800	385,776
Minerals Technologies Inc.	11,200	758,576
Sensient Technologies Corp.	13,000	849,680
Stepan Co.	4,400	224,092
		7,616,083
Pharmaceuticals, Biotechnology & Life Sciences 5.6%
Gerresheimer AG (Germany)	10,600	602,893
Johnson & Johnson	12,000	1,190,400
Sanofi, ADR (France)	27,500	1,390,125
		3,183,418
Real Estate 1.0%
Excel Trust Inc.	19,300	305,905
LTC Properties Inc.	5,800	252,068
		557,973

56 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin All Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Retailing 3.0%
The Men’s Wearhouse Inc.	18,000	$1,018,620
[a]The Pep Boys - Manny, Moe & Jack	51,500	471,740
Target Corp.	3,000	236,490
		1,726,850
Semiconductors & Semiconductor Equipment 1.1%
Microchip Technology Inc.	10,000	476,550
MKS Instruments Inc.	3,400	118,354
		594,904
Technology Hardware & Equipment 0.8%
Corning Inc.	21,800	456,274
Telecommunication Services 2.4%
[a]Orbcomm Inc.	225,000	1,354,500
Utilities 0.3%
The Laclede Group Inc.	2,800	145,404
Total Common Stocks (Cost $45,080,508)		54,137,449
	Principal
	Amount
Corporate Bonds (Cost $289,095) 0.5%
Energy 0.5%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$299,000	288,535
Total Investments before Short Term Investments (Cost $45,369,603)		54,425,984

	Shares
Short Term Investments (Cost $1,748,571) 3.1%
Money Market Funds 3.1%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	1,748,571	1,748,571
Total Investments (Cost $47,118,174) 98.9%		56,174,555
Other Assets, less Liabilities 1.1%		634,059
Net Assets 100.0%		$56,808,614

See Abbreviations on page 120.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 57

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Balance Sheet Investment Fund
Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$51.55	$53.98		$43.01	$44.05	$47.25	$39.28
Income from investment operations[a]:
Net investment income[b]	0.12	0.46	[c]	0.64 [d]	0.48	0.50	0.39
Net realized and unrealized gains (losses)	(1.12)	3.06		13.15	3.65	1.02	8.01
Total from investment operations	(1.00)	3.52		13.79	4.13	1.52	8.40
Less distributions from:
Net investment income	(0.17)	(0.65)		(0.66)	(0.25)	(0.79)	(0.43)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)	—
Total distributions	(7.76)	(5.95)		(2.82)	(5.17)	(4.72)	(0.43)
Net asset value, end of period	$42.79	$51.55		$53.98	$43.01	$44.05	$47.25

Total return[e]	(1.46)%	6.97%		33.97%	11.09%	2.75%	21.48%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.91%	0.90%		0.91%	0.99%	0.94%	0.97%
Expenses net of waiver and payments by
affiliates	0.90%	0.89	%g	0.91%	0.99%	0.94%	0.97%
Net investment income	0.55%	0.89%[c]		1.34%[d]	1.16%	1.06%	0.89%

Supplemental data
Net assets, end of period (000’s)	$1,079,434	$1,221,903		$1,256,543	$1,079,418	$1,441,777	$1,788,318
Portfolio turnover rate	14.89%	25.08%		11.54%	7.91%[h]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.02%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

58 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN VALUE INVESTORS TRUST
					FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$50.22	$52.77		$42.10	$43.27	$46.51	$38.70
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	0.07	[c]	0.25 [d]	0.15	0.12	0.05
Net realized and unrealized gains (losses)	(1.10)	2.99		12.93	3.60	1.02	7.91
Total from investment operations	(1.14)	3.06		13.18	3.75	1.14	7.96
Less distributions from:
Net investment income	—	(0.31)		(0.35)	—	(0.45)	(0.15)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)	—
Total distributions	(7.59)	(5.61)		(2.51)	(4.92)	(4.38)	(0.15)
Net asset value, end of period	$41.49	$50.22		$52.77	$42.10	$43.27	$46.51

Total return[e]	(1.83)%	6.17%		33.01%	10.25%	1.97%	20.59%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.66%	1.65%		1.66%	1.74%	1.69%	1.72%
Expenses net of waiver and payments by
affiliates	1.65%	1.64	%g	1.66%	1.74%	1.69%	1.72%
Net investment income (loss)	(0.20)%	0.14%[c]		0.59%[d]	0.41%	0.31%	0.14%

Supplemental data
Net assets, end of period (000’s)	$84,856	$96,279		$96,462	$71,723	$75,025	$77,217
Portfolio turnover rate	14.89%	25.08%		11.54%	7.91%[h]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.14)%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 59

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$51.48	$53.90		$42.95	$43.94	$47.12	$39.19
Income from investment operations[a]:
Net investment income[b]	0.07	0.36	[c]	0.49 [d]	0.37	0.42	0.28
Net realized and unrealized gains (losses)	(1.11)	3.01		13.18	3.65	0.98	7.99
Total from investment operations	(1.04)	3.37		13.67	4.02	1.40	8.27
Less distributions from:
Net investment income	(0.01)	(0.49)		(0.56)	(0.09)	(0.65)	(0.34)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)	—
Total distributions	(7.60)	(5.79)		(2.72)	(5.01)	(4.58)	(0.34)
Net asset value, end of period	$42.84	$51.48		$53.90	$42.95	$43.94	$47.12

Total return[e]	(1.57)%	6.67%		33.67%	10.80%	2.50%	21.17%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.16%	1.15%		1.16%	1.24%	1.19%	1.22%
Expenses net of waiver and payments by
affiliates	1.15%	1.14	%g	1.16%	1.24%	1.19%	1.22%
Net investment income	0.30%	0.64%[c]		1.09%[d]	0.91%	0.81%	0.64%

Supplemental data
Net assets, end of period (000’s)	$11,402	$14,261		$17,992	$15,053	$19,321	$28,490
Portfolio turnover rate	14.89%	25.08%		11.54%	7.91%[h]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.36%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

60 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2015	Year Ended October 31,
	(unaudited)	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$52.70	$55.06		$47.79
Income from investment operations[b]:
Net investment income[c]	0.21	0.47	[d]	0.32 [e]
Net realized and unrealized gains (losses)	(1.14)	3.32		6.95
Total from investment operations	(0.93)	3.79		7.27
Less distributions from:
Net investment income	(0.39)	(0.85)		—
Net realized gains	(7.59)	(5.30)		—
Total distributions	(7.98)	(6.15)		—
Net asset value, end of period	$43.79	$52.70		$55.06

Total return[f]	(1.25)%	7.37%		15.21%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.50%	0.50%		2.10%
Expenses net of waiver and payments by affiliates	0.49%	0.49	%h	0.51%
Net investment income	0.96%	1.29%[d]		1.25%[e]

Supplemental data
Net assets, end of period (000’s)	$7,636	$7,863		$6
Portfolio turnover rate	14.89%	25.08%		11.54%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.01%.
eNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.00%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 61

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$52.68	$55.04		$43.79	$44.82	$48.01	$39.89
Income from investment operations[a]:
Net investment income[b]	0.17	0.60	[c]	0.79 [d]	0.58	0.58	0.51
Net realized and unrealized gains (losses)	(1.14)	3.12		13.40	3.69	1.08	8.13
Total from investment operations	(0.97)	3.72		14.19	4.27	1.66	8.64
Less distributions from:
Net investment income	(0.31)	(0.78)		(0.78)	(0.38)	(0.92)	(0.52)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)	—
Total distributions	(7.90)	(6.08)		(2.94)	(5.30)	(4.85)	(0.52)
Net asset value, end of period	$43.81	$52.68		$55.04	$43.79	$44.82	$48.01

Total return[e]	(1.34)%	7.23%		34.39%	11.34%	3.01%	21.80%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.66%	0.65%		0.66%	0.74%	0.69%	0.72%
Expenses net of waiver and payments by
affiliates	0.65%	0.64	%g	0.66%	0.74%	0.69%	0.72%
Net investment income	0.80%	1.14%[c]		1.59%[d]	1.41%	1.31%	1.14%

Supplemental data
Net assets, end of period (000’s)	$113,931	$115,254		$107,925	$115,694	$195,437	$145,478
Portfolio turnover rate	14.89%	25.08%		11.54%	7.91%[h]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.86%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.27%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

62 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Balance Sheet Investment Fund
	Shares	Value
Common Stocks 90.8%
Banks 10.5%
Citigroup Inc.	769,000	$41,003,080
Citizens Financial Group Inc.	680,000	17,714,000
Comerica Inc.	631,000	29,915,710
Farmers & Merchants Bank of Long Beach	1,475	8,835,250
KeyCorp	2,700,000	39,015,000
		136,483,040
Capital Goods 2.9%
Encore Wire Corp.	535,000	24,080,350
Mueller Industries Inc.	396,000	13,875,840
		37,956,190
Commercial & Professional Services 1.6%
Heidrick & Struggles International Inc.	71,000	1,708,260
Kelly Services Inc., A	1,145,000	18,800,900
		20,509,160
Consumer Durables & Apparel 1.1%
[a] LeapFrog Enterprises Inc.	1,787,900	4,040,654
M.D.C. Holdings Inc.	377,000	10,118,680
		14,159,334
Consumer Services 4.9%
Royal Caribbean Cruises Ltd.	374,000	25,454,440
[a] Ruby Tuesday Inc.	2,289,000	16,663,920
Vail Resorts Inc.	212,500	21,082,125
		63,200,485
Energy 13.4%
Apache Corp.	333,000	22,777,200
Chevron Corp.	63,000	6,996,780
[a] Cloud Peak Energy Inc.	2,346,000	15,225,540
Denbury Resources Inc.	1,095,000	9,646,950
Devon Energy Corp.	564,600	38,511,366
Ensco PLC, A	604,000	16,477,120
Occidental Petroleum Corp.	125,000	10,012,500
[a] PHI Inc.	77,500	2,401,725
[a] PHI Inc., non-voting	390,000	12,218,700
QEP Resources Inc.	430,000	9,675,000
Rowan Cos. PLC	1,069,000	22,652,110
Superior Energy Services Inc.	300,000	7,650,000
		174,244,991
Food, Beverage & Tobacco 7.9%
Archer-Daniels-Midland Co.	630,000	30,794,400
Bunge Ltd.	414,100	35,765,817
Fresh Del Monte Produce Inc.	541,000	19,979,130
GrainCorp Ltd. (Australia)	1,999,000	15,676,714
		102,216,061
Health Care Equipment & Services 0.6%
Invacare Corp.	315,300	6,328,071
National Healthcare Corp.	29,386	1,860,134
		8,188,205

franklintempleton.com	Semiannual Report | 63

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value
Common Stocks (continued)
Life & Health Insurance 9.8%
E-L Financial Corp. Ltd. (Canada)	55,000	$29,169,256
MetLife Inc.	495,300	25,403,937
National Western Life Insurance Co., A	115,054	27,568,089
Prudential Financial Inc.	297,000	24,235,200
StanCorp Financial Group Inc.	297,000	21,407,760
		127,784,242
Materials 9.0%
Alcoa Inc.	759,000	10,185,780
Allegheny Technologies Inc.	896,000	30,455,040
Ashland Inc.	105,000	13,267,800
Domtar Corp.	220,000	9,508,400
[a,b] Intrepid Potash Inc.	1,994,000	24,984,820
[a] RTI International Metals Inc.	741,300	27,909,945
		116,311,785
Media 1.0%
[a] News Corp., B	857,000	13,343,490
Multi-line Insurance 4.2%
American National Insurance Co.	136,000	13,608,160
Assurant Inc.	275,000	16,901,500
HCC Insurance Holdings Inc.	420,000	23,923,200
		54,432,860
Pharmaceuticals, Biotechnology & Life Sciences 1.3%
[a] Bio-Rad Laboratories Inc., A	122,021	16,405,724
Property & Casualty Insurance 4.2%
The Chubb Corp.	211,000	20,751,850
Selective Insurance Group Inc.	465,000	12,527,100
The Travelers Cos. Inc.	205,600	20,788,216
		54,067,166
Real Estate 0.8%
[a,c] Trinity Place Holdings Inc.	1,200,000	9,960,000
Retailing 0.8%
Haverty Furniture Cos. Inc.	505,000	10,837,300
Semiconductors & Semiconductor Equipment 6.2%
Brooks Automation Inc.	603,000	6,488,280
[a] First Solar Inc.	540,000	32,221,800
MKS Instruments Inc.	556,000	19,354,360
[a] Photronics Inc.	2,625,000	23,021,250
		81,085,690
Technology Hardware & Equipment 5.3%
Corning Inc.	2,255,000	47,197,150
[a] Fabrinet (Thailand)	410,000	7,425,100
[a] Ingram Micro Inc., A	548,000	13,787,680
		68,409,930
Telecommunication Services 2.4%
[a] Iridium Communications Inc.	1,975,883	20,094,730
[a] Orbcomm Inc.	1,750,000	10,535,000
		30,629,730

64 | Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value
Common Stocks (continued)
Utilities 2.9%
Eversource Energy	165,000	$8,045,400
Great Plains Energy Inc.	297,000	7,775,460
IDACORP Inc.	134,000	8,084,220
[a,c,d]KGen Power Corp., 144A	2,800,000	887,219
PNM Resources Inc.	297,000	8,250,660
Westar Energy Inc.	130,000	4,894,500
		37,937,459
Total Common Stocks (Cost $852,390,207)		1,178,162,842
Convertible Preferred Stocks (Cost $5,000,000) 0.6%
Telecommunication Services 0.6%
Iridium Communications Inc., 6.75%, cvt., pfd., B	20,000	7,332,500
Total Investments before Short Term Investments (Cost $857,390,207)		1,185,495,342
Short Term Investments 10.9%
Money Market Funds (Cost $131,800,422) 10.2%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	131,800,422	131,800,422
[f]Investments from Cash Collateral Received for Loaned Securities 0.7%
Money Market Funds (Cost $4,750,000) 0.4%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	4,750,000	4,750,000

	Principal
	Amount
Repurchase Agreements 0.3%
[g] Joint Repurchase Agreement, 0.10%, 5/01/15, (Maturity Value $76,774)
BNP Paribas Securities Corp.
Collateralized by U.S. Treasury Bonds, 1.25% - 8.125%, 11/30/18 - 11/15/41;
U.S. Treasury Bonds, Index Linked, 0.25% - 3.625%, 1/15/25 - 4/15/28;
U.S. Treasury Notes, 0.06% - 4.875%, 6/30/15 - 3/31/22; and U.S. Treasury Strips,
8/15/15 - 5/15/42 (valued at $78,310)	$76,774	76,774
[g] Joint Repurchase Agreement, 0.09%, 5/01/15, (Maturity Value $2,183,548)
HSBC Securities (USA) Inc.
Collateralized by U.S. Treasury Notes, Index Linked, 0.125%, 4/15/17; and
U.S. Government Agency Strips, 5/31/15 - 8/15/44 (valued at $2,227,220)	2,183,543	2,183,543
[g] Joint Repurchase Agreement, 0.11%, 5/01/15, (Maturity Value $2,183,550)
RBS Securities Inc.
Collateralized by U.S. Treasury Bonds, 3.625% - 4.375%, 11/15/39 - 2/15/44; and
U.S. Treasury Notes, 0.099% - 5.125%, 5/15/15 - 5/15/22 (valued at $2,227,217)	2,183,543	2,183,543
Total Repurchase Agreements (Cost $4,443,860)		4,443,860
Total Investments from Cash Collateral Received for Loaned
Securities (Cost $9,193,860)		9,193,860
Total Investments (Cost $998,384,489) 102.3%		1,326,489,624
Other Assets, less Liabilities (2.3)%		(29,230,418)
Net Assets 100.0%		$1,297,259,206

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2015. See Note 1(d).
cSee Note 8 regarding holdings of 5% voting securities.
dSee Note 7 regarding restricted securities.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(d) regarding securities on loan.
gSee Note 1(c) regarding joint repurchase agreement.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 65

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Large Cap Value Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.91	$16.85	$13.05	$11.95	$11.78	$10.63
Income from investment operations[a]:
Net investment income[b]	0.07	0.11	0.11	0.12	0.10	0.08
Net realized and unrealized gains (losses)	0.28	2.05	3.83	1.10	0.15	1.24
Total from investment operations	0.35	2.16	3.94	1.22	0.25	1.32
Less distributions from:
Net investment income	(0.11)	(0.10)	(0.14)	(0.12)	(0.08)	(0.17)
Net realized gains	(0.24)	—	—	—	—	—
Total distributions	(0.35)	(0.10)	(0.14)	(0.12)	(0.08)	(0.17)
Net asset value, end of period	$18.91	$18.91	$16.85	$13.05	$11.95	$11.78

Total return[c]	1.91%	12.86%	30.53%	10.31%	2.09%	12.47%

Ratios to average net assets[d]
Expenses	1.28%[e]	1.31%[e]	1.35%	1.40%	1.39%	1.42%
Net investment income	0.80%	0.61%	0.75%	0.95%	0.79%	0.71%

Supplemental data
Net assets, end of period (000’s)	$163,692	$163,384	$138,325	$96,584	$101,711	$101,638
Portfolio turnover rate	8.55%	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

66 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.67	$16.66	$12.91	$11.82	$11.65	$10.52
Income from investment operations[a]:
Net investment income (loss)[b]	0.01	(0.01)	0.01	0.03	0.01	—[c]
Net realized and unrealized gains (losses)	0.28	2.02	3.79	1.08	0.16	1.22
Total from investment operations	0.29	2.01	3.80	1.11	0.17	1.22
Less distributions from:
Net investment income	—	—	(0.05)	(0.02)	—	(0.09)
Net realized gains	(0.24)	—	—	—	—	—
Total distributions	(0.24)	—	(0.05)	(0.02)	—	(0.09)
Net asset value, end of period	$18.72	$18.67	$16.66	$12.91	$11.82	$11.65

Total return[d]	1.61%	12.06%	29.59%	9.46%	1.46%	11.68%

Ratios to average net assets[e]
Expenses	1.98%[f]	2.00%[f]	2.06%	2.11%	2.09%	2.12%
Net investment income (loss)	0.10%	(0.08)%	0.04%	0.24%	0.09%	0.01%

Supplemental data
Net assets, end of period (000’s)	$40,193	$39,232	$33,287	$22,650	$22,062	$23,693
Portfolio turnover rate	8.55%	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 67

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.76	$16.70	$12.94	$11.85	$11.68	$10.55
Income from investment operations[a]:
Net investment income[b]	0.06	0.08	0.08	0.09	0.07	0.05
Net realized and unrealized gains (losses)	0.26	2.03	3.80	1.09	0.16	1.22
Total from investment operations	0.32	2.11	3.88	1.18	0.23	1.27
Less distributions from:
Net investment income	(0.06)	(0.05)	(0.12)	(0.09)	(0.06)	(0.14)
Net realized gains	(0.24)	—	—	—	—	—
Total distributions	(0.30)	(0.05)	(0.12)	(0.09)	(0.06)	(0.14)
Net asset value, end of period	$18.78	$18.76	$16.70	$12.94	$11.85	$11.68

Total return[c]	1.79%	12.69%	30.20%	10.07%	1.92%	12.16%

Ratios to average net assets[d]
Expenses	1.48%[e]	1.50%[e]	1.56%	1.61%	1.59%	1.62%
Net investment income	0.60%	0.42%	0.54%	0.74%	0.59%	0.51%

Supplemental data
Net assets, end of period (000’s)	$4,827	$4,822	$4,531	$3,644	$3,638	$3,895
Portfolio turnover rate	8.55%	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

68 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)		2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.87		$16.80		$14.55
Income from investment operations[b]:
Net investment income[c]	0.11		0.18		0.09
Net realized and unrealized gains (losses)	0.27		2.07		2.16
Total from investment operations	0.38		2.25		2.25
Less distributions from:
Net investment income	(0.19)		(0.18)		—
Net realized gains	(0.24)		—		—
Total distributions	(0.43)		(0.18)		—
Net asset value, end of period	$18.82		$18.87		$16.80

Total return[d]	2.12%		13.54%		15.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.83%		0.83%		2.22%
Expenses net of waiver and payments by affiliates	0.83	%f	0.83	%f	0.87%
Net investment income	1.25%		1.09%		1.23%

Supplemental data
Net assets, end of period (000’s)	$8,390		$7,534		$6
Portfolio turnover rate	8.55%		7.25%		5.81%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 69

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015				Year Ended October 31,
	(unaudited)		2014		2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.86		$16.80		$13.01	$11.93	$11.75	$10.60
Income from investment operations[a]:
Net investment income[b]	0.10		0.17		0.15	0.15	0.13	0.10
Net realized and unrealized gains (losses)	0.27		2.03		3.82	1.08	0.16	1.24
Total from investment operations	0.37		2.20		3.97	1.23	0.29	1.34
Less distributions from:
Net investment income	(0.16)		(0.14)		(0.18)	(0.15)	(0.11)	(0.19)
Net realized gains	(0.24)		—		—	—	—	—
Total distributions	(0.40)		(0.14)		(0.18)	(0.15)	(0.11)	(0.19)
Net asset value, end of period	$18.83		$18.86		$16.80	$13.01	$11.93	$11.75

Total return[c]	2.07%		13.19%		30.95%	10.53%	2.47%	12.78%

Ratios to average net assets[d]
Expenses	0.98	%e	1.00	%e	1.06%	1.11%	1.09%	1.12%
Net investment income	1.10%		0.92%		1.04%	1.24%	1.09%	1.01%

Supplemental data
Net assets, end of period (000’s)	$7,291		$6,858		$10,454	$7,169	$6,028	$4,851
Portfolio turnover rate	8.55%		7.25%		5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

70 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Large Cap Value Fund
	Shares	Value
Common Stocks 97.3%
Automobiles & Components 3.2%
BorgWarner Inc.	51,000	$3,019,200
Johnson Controls Inc.	83,500	4,206,730
		7,225,930
Banks 9.8%
Bank of America Corp.	136,000	2,166,480
BB&T Corp.	69,000	2,642,010
Citigroup Inc.	85,000	4,532,200
Comerica Inc.	70,000	3,318,700
KeyCorp	266,000	3,843,700
Regions Financial Corp.	250,000	2,457,500
U.S. Bancorp	71,000	3,043,770
		22,004,360
Capital Goods 12.8%
Dover Corp.	34,500	2,612,340
Eaton Corp. PLC	55,000	3,780,150
General Dynamics Corp.	28,000	3,844,960
General Electric Co.	103,500	2,802,780
Illinois Tool Works Inc.	28,000	2,620,240
Parker Hannifin Corp.	27,000	3,222,720
Pentair PLC (United Kingdom)	46,000	2,858,900
Rockwell Automation Inc.	15,000	1,779,000
Stanley Black & Decker Inc.	22,000	2,171,400
United Technologies Corp.	26,500	3,014,375
		28,706,865
Consumer Durables & Apparel 2.5%
NIKE Inc., B	37,400	3,696,616
Ralph Lauren Corp.	15,000	2,001,150
		5,697,766
Diversified Financials 4.3%
[a]Berkshire Hathaway Inc., A	8	1,707,200
Capital One Financial Corp.	20,456	1,653,868
Northern Trust Corp.	27,000	1,975,050
State Street Corp.	55,000	4,241,600
		9,577,718
Energy 10.8%
Apache Corp.	19,400	1,326,960
Baker Hughes Inc.	37,200	2,546,712
California Resources Corp.	9,000	83,700
Chevron Corp.	20,000	2,221,200
ConocoPhillips	21,500	1,460,280
Denbury Resources Inc.	168,000	1,480,080
Devon Energy Corp.	27,000	1,841,670
Ensco PLC, A	56,000	1,527,680
Exxon Mobil Corp.	29,000	2,533,730
HollyFrontier Corp.	57,000	2,210,460
Occidental Petroleum Corp.	17,500	1,401,750

franklintempleton.com

Semiannual Report | 71

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Energy (continued)
Phillips 66	19,250	$1,526,717
Schlumberger Ltd.	23,000	2,176,030
Valero Energy Corp.	32,000	1,820,800
		24,157,769
Food & Staples Retailing 1.6%
CVS Health Corp.	37,000	3,673,730
Food, Beverage & Tobacco 3.2%
Archer-Daniels-Midland Co.	65,000	3,177,200
Bunge Ltd.	45,500	3,929,835
		7,107,035
Health Care Equipment & Services 3.3%
Abbott Laboratories	43,300	2,009,986
Becton, Dickinson and Co.	29,000	4,085,230
Medtronic PLC	16,730	1,245,549
		7,340,765
Household & Personal Products 0.8%
The Procter & Gamble Co.	23,000	1,828,730
Insurance 10.8%
Aflac Inc.	57,000	3,593,280
The Allstate Corp.	75,000	5,224,500
The Chubb Corp.	25,000	2,458,750
MetLife Inc.	80,000	4,103,200
Principal Financial Group Inc.	58,000	2,964,960
Prudential Financial Inc.	52,000	4,243,200
The Travelers Cos. Inc.	17,000	1,718,870
		24,306,760
Materials 6.0%
Air Products and Chemicals Inc.	10,400	1,491,672
Alcoa Inc.	305,000	4,093,100
FMC Corp.	10,000	593,100
The Mosaic Co.	45,000	1,980,000
Nucor Corp.	78,000	3,811,080
Praxair Inc.	12,000	1,463,160
		13,432,112
Pharmaceuticals, Biotechnology & Life Sciences 7.9%
[a]Gilead Sciences Inc.	29,000	2,914,790
Merck & Co. Inc.	64,000	3,811,840
Pfizer Inc.	95,000	3,223,350
Roche Holding AG, ADR (Switzerland)	70,000	2,511,600
Sanofi, ADR (France)	65,000	3,285,750
Teva Pharmaceutical Industries Ltd., ADR (Israel)	33,500	2,024,070
		17,771,400
Retailing 4.5%
The Home Depot Inc.	30,500	3,262,890
Nordstrom Inc.	39,000	2,946,840
Target Corp.	48,000	3,783,840
		9,993,570

72 | Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.0%
[a]First Solar Inc.	48,000	$2,864,160
Maxim Integrated Products Inc.	48,600	1,595,538
Microchip Technology Inc.	45,000	2,144,475
		6,604,173
Software & Services 5.1%
International Business Machines Corp.	13,800	2,363,802
Microsoft Corp.	69,500	3,380,480
Symantec Corp.	25,000	623,125
[a]Teradata Corp.	40,000	1,759,600
Xerox Corp.	295,000	3,392,500
		11,519,507
Technology Hardware & Equipment 5.8%
Cisco Systems Inc.	110,000	3,171,300
Corning Inc.	205,000	4,290,650
EMC Corp.	47,200	1,270,152
QUALCOMM Inc.	22,500	1,530,000
SanDisk Corp.	17,000	1,137,980
TE Connectivity Ltd.	23,600	1,570,580
		12,970,662
Transportation 1.4%
American Airlines Group Inc.	34,000	1,641,690
Norfolk Southern Corp.	15,000	1,512,750
		3,154,440
Utilities 0.5%
Exelon Corp.	34,000	1,156,680
Total Common Stocks (Cost $154,084,805)		218,229,972
Short Term Investments (Cost $5,243,571) 2.3%
Money Market Funds 2.3%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	5,243,571	5,243,571
Total Investments (Cost $159,328,376) 99.6%		223,473,543
Other Assets, less Liabilities 0.4%		920,065
Net Assets 100.0%		$224,393,608

See Abbreviations on page 120.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 73

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MicroCap Value Fund
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$39.88	$40.99		$32.60	$32.38	$29.34	$25.84
Income from investment operations[a]:
Net investment income (loss)[b]	0.03	(0.07)[c]		0.10 [d]	0.30 [e]	0.04	0.05
Net realized and unrealized gains (losses)	(1.19)	1.44		10.25	3.77	4.07	3.60
Total from investment operations	(1.16)	1.37		10.35	4.07	4.11	3.65
Less distributions from:
Net investment income	—	(0.04)		(0.52)	(0.02)	(0.09)	(0.15)
Net realized gains	(3.65)	(2.44)		(1.44)	(3.83)	(0.98)	—
Total distributions	(3.65)	(2.48)		(1.96)	(3.85)	(1.07)	(0.15)
Net asset value, end of period	$35.07	$39.88		$40.99	$32.60	$32.38	$29.34

Total return[f]	(2.55)%	3.39%		33.64%	14.70%	14.16%	14.19%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	1.17%	1.16%		1.15%	1.16%	1.16%	1.18%
Expenses net of waiver and payments by
affiliates	1.16%	1.14	%h	1.15%	1.16%	1.16%	1.17%
Net investment income (loss)	0.19%	(0.17)%[c]		0.36%[d]	1.01%[e]	0.12%	0.17%

Supplemental data
Net assets, end of period (000’s)	$308,255	$346,820		$370,763	$202,636	$214,646	$217,735
Portfolio turnover rate	5.43%	11.63%		11.31%	5.03%	9.46%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.10)%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.25%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

74 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
	Six Months Ended
	April 30, 2015	Year Ended October 31,
	(unaudited)	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$39.94	$41.03		$34.43
Income from investment operations[b]:
Net investment income[c]	0.10	0.03	[d]	0.04
Net realized and unrealized gains (losses)	(1.20)	1.50		6.56
Total from investment operations	(1.10)	1.53		6.60
Less distributions from:
Net investment income	—	(0.18)		—
Net realized gains	(3.65)	(2.44)		—
Total distributions	(3.65)	(2.62)		—
Net asset value, end of period	$35.19	$39.94		$41.03

Total return[e]	(2.36)%	3.79%		19.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.80%	0.79%		0.79%
Expenses net of waiver and payments by affiliates	0.79%	0.77	%g	0.79%
Net investment income	0.56%	0.20%[d]		0.19%

Supplemental data
Net assets, end of period (000’s)	$22,628	$25,020		$59,597
Portfolio turnover rate	5.43%	11.63%		11.31%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.06%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 75

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$39.90	$40.99		$32.61	$32.41	$29.37	$25.85
Income from investment operations[a]:
Net investment income[b]	0.08	0.04	[c]	0.31 [d]	0.39 [e]	0.12	0.11
Net realized and unrealized gains (losses)	(1.20)	1.43		10.11	3.74	4.07	3.62
Total from investment operations	(1.12)	1.47		10.42	4.13	4.19	3.73
Less distributions from:
Net investment income	—	(0.12)		(0.60)	(0.10)	(0.17)	(0.21)
Net realized gains	(3.65)	(2.44)		(1.44)	(3.83)	(0.98)	—
Total distributions	(3.65)	(2.56)		(2.04)	(3.93)	(1.15)	(0.21)
Net asset value, end of period	$35.13	$39.90		$40.99	$32.61	$32.41	$29.37

Total return[f]	(2.44)%	3.64%		33.93%	14.97%	14.44%	14.50%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	0.93%	0.92%		0.91%	0.92%	0.91%	0.94%
Expenses net of waiver and payments by
affiliates	0.92%	0.90	%h	0.91%	0.92%	0.91%	0.93%
Net investment income	0.43%	0.07%[c]		0.60%[d]	1.25%[e]	0.37%	0.41%

Supplemental data
Net assets, end of period (000’s)	$76,408	$89,880		$116,292	$165,296	$133,697	$129,806
Portfolio turnover rate	5.43%	11.63%		11.31%	5.03%	9.46%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.07)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.14%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

76 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin MicroCap Value Fund
	Shares	Value
Common Stocks 95.4%
Aerospace & Defense 3.4%
[a]Ducommun Inc.	236,000	$7,174,400
[a]Sparton Corp.	260,211	6,705,638
		13,880,038
Automobiles & Components 1.7%
Spartan Motors Inc.	1,428,400	6,727,764
Banks 9.7%
Bar Harbor Bankshares	235,152	8,279,702
Citizens Community Bancorp Inc.	128,700	1,164,735
County Bancorp Inc.	50,000	996,000
First Defiance Financial Corp.	193,000	6,755,000
Investar Holding Corp.	200,000	3,080,000
MidSouth Bancorp Inc.	225,000	2,918,250
[b]Northeast Bancorp	459,500	4,296,325
Old Line Bancshares Inc.	94,145	1,511,969
Peoples Financial Services Corp.	87,543	3,439,564
Southern Missouri Bancorp Inc.	140,000	2,641,800
WSFS Financial Corp.	60,000	4,270,200
		39,353,545
Building Products 4.9%
Burnham Holdings Inc., A	219,000	4,763,250
[a,b]Continental Materials Corp.	129,700	2,178,960
[a]Gibraltar Industries Inc.	510,000	8,445,600
Griffon Corp.	120,000	2,017,200
Insteel Industries Inc.	119,723	2,425,588
		19,830,598
Commercial & Professional Services 3.2%
Ecology and Environment Inc., A	144,000	1,262,880
Healthcare Services Group Inc.	360,000	10,897,200
Kelly Services Inc., A	60,100	986,842
		13,146,922
Construction & Engineering 1.6%
[a]Northwest Pipe Co.	155,600	3,771,744
[a]Orion Marine Group Inc.	50,000	421,000
[a]Sterling Construction Co.	500,000	2,195,000
		6,387,744
Consumer Durables & Apparel 5.0%
Callaway Golf Co.	104,600	1,012,528
[a,b]Delta Apparel Inc.	800,000	9,816,000
[a]The Dixie Group Inc.	260,000	2,555,800
Flexsteel Industries Inc.	140,000	5,041,400
[a]LeapFrog Enterprises Inc.	750,000	1,695,000
[a]P & F Industries Inc., A	58,028	377,182
		20,497,910
Consumer Services 4.6%
Frisch’s Restaurants Inc.	220,000	6,284,300
[a,b]Full House Resorts Inc.	1,600,000	2,400,000

franklintempleton.com

Semiannual Report | 77

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Consumer Services (continued)
[a]Lakes Entertainment Inc.	110,898	$971,466
[a]Ruby Tuesday Inc.	1,260,000	9,172,800
		18,828,566
Diversified Financials 1.4%
[a]INTL FCStone Inc.	54,156	1,738,408
KCAP Financial Inc.	674,150	4,031,417
		5,769,825
Electrical Equipment 1.7%
Global Power Equipment Group Inc.	580,000	7,047,000
Energy 9.9%
Ardmore Shipping Corp. (Ireland)	365,000	4,390,950
[a]Cloud Peak Energy Inc.	365,000	2,368,850
[a]Magellan Petroleum Corp.	1,500,000	823,500
[a]Natural Gas Services Group Inc.	246,000	6,236,100
[a]Parker Drilling Co.	1,035,000	3,881,250
[a]PHI Inc.	17,600	545,424
[a]PHI Inc., non-voting	411,000	12,876,630
[a]Renewable Energy Group Inc.	225,000	2,072,250
Tesco Corp.	555,200	7,139,872
		40,334,826
Food & Staples Retailing 1.8%
Village Super Market Inc., A	227,000	7,248,110
Food, Beverage & Tobacco 9.7%
John B. Sanfilippo & Son Inc.	175,000	9,101,750
[a]Omega Protein Corp.	880,000	11,246,400
[a]Seneca Foods Corp., A	520,000	14,986,400
[a]Seneca Foods Corp., B	121,500	4,004,032
		39,338,582
Industrial Conglomerates 0.0%†
[a,c]Smith Investment Co. LLC	44,600	28,098
Insurance 4.0%
[a,b]ACMAT Corp., A	274,900	5,065,032
Baldwin & Lyons Inc., B	305,001	6,920,473
[a]Global Indemnity PLC, A	108,584	2,980,631
[a]Hallmark Financial Services Inc.	120,000	1,329,600
		16,295,736
Machinery 11.3%
Alamo Group Inc.	161,600	9,983,648
[b]Hardinge Inc.	934,900	10,059,524
[b]Hurco Cos. Inc.	373,964	12,101,475
[a]Lydall Inc.	226,000	6,065,840
Miller Industries Inc.	355,000	7,944,900
		46,155,387
Materials 6.7%
[d]Central Steel and Wire Co.	6,905	4,695,400
[a]Mercer International Inc.	260,000	3,718,000
The Monarch Cement Co.	140,744	4,370,101
Olympic Steel Inc.	350,000	3,832,500

78 | Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Materials (continued)
[a]RTI International Metals Inc.	145,000	$5,459,250
[a]Universal Stainless & Alloy Products Inc.	250,000	5,250,000
		27,325,251
Real Estate 1.6%
[a,c]Allen Organ Co. (LandCo. Holdings)	94,800	444,612
Arbor Realty Trust Inc.	257,700	1,767,822
[a]Bresler & Reiner Inc.	205,000	123,000
Griffin Land & Nurseries Inc.	127,000	3,975,100
[a,b]Origen Financial Inc.	1,900,000	247,000
		6,557,534
Retailing 5.6%
Brown Shoe Co. Inc.	226,000	6,712,200
Fred’s Inc.	315,094	5,315,636
Haverty Furniture Cos. Inc.	215,000	4,613,900
Shoe Carnival Inc.	233,000	6,083,630
		22,725,366
Semiconductors & Semiconductor Equipment 1.0%
[a]Photronics Inc.	464,797	4,076,270
Technology Hardware & Equipment 1.5%
[a]Key Tronic Corp.	400,000	4,780,000
[a]Kimball Electronics Inc.	100,725	1,288,273
		6,068,273
Telecommunication Services 3.3%
[a]Alaska Communications Systems Group Inc.	750,000	1,710,000
Atlantic Tele-Network Inc.	66,000	4,357,320
[a]Hawaiian Telcom Holdco Inc.	225,000	5,926,500
North State Telecommunications Corp., B	21,757	1,474,037
		13,467,857
Transportation 1.8%
International Shipholding Corp.	345,000	3,788,100
Providence and Worcester Railroad Co.	190,000	3,499,800
		7,287,900
Total Common Stocks (Cost $242,698,207)		388,379,102
Short Term Investments (Cost $16,355,684) 4.0%
Money Market Funds 4.0%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	16,355,684	16,355,684
Total Investments (Cost $259,053,891) 99.4%		404,734,786
Other Assets, less Liabilities 0.6%		2,556,496
Net Assets 100.0%		$407,291,282

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dAt April 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 79

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MidCap Value Fund
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.13	$14.76		$11.38	$10.39	$10.31	$8.35
Income from investment operations[a]:
Net investment income[b]	0.08	0.08	[c]	0.11 [d]	0.08	0.05	0.06
Net realized and unrealized gains (losses)	0.27	1.37		3.43	0.96	0.08	1.94
Total from investment operations	0.35	1.45		3.54	1.04	0.13	2.00
Less distributions from:
Net investment income	(0.11)	(0.08)		(0.16)	(0.05)	(0.05)	(0.04)
Net realized gains	(0.31)	—		—	—	—	—
Total distributions	(0.42)	(0.08)		(0.16)	(0.05)	(0.05)	(0.04)
Net asset value, end of period	$16.06	$16.13		$14.76	$11.38	$10.39	$10.31

Total return[e]	2.27%	9.91%		31.47%	10.04%	1.26%	24.08%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.54%	1.56%		1.64%	1.70%	1.70%	1.77%
Expenses net of waiver and payments by
affiliates	1.35%	1.35	%g	1.35%	1.35%	1.35%	1.35%
Net investment income	0.96%	0.50%[c]		0.83%[d]	0.78%	0.50%	0.62%

Supplemental data
Net assets, end of period (000’s)	$135,992	$128,483		$102,866	$64,265	$62,226	$55,445
Portfolio turnover rate	26.84%	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

80 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN VALUE INVESTORS TRUST
					FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.87	$14.55		$11.21	$10.25	$10.20	$8.27
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	(0.03)[c]		0.02 [d]	0.01	(0.02)	(0.01)
Net realized and unrealized gains (losses)	0.26	1.36		3.39	0.95	0.07	1.94
Total from investment operations	0.28	1.33		3.41	0.96	0.05	1.93
Less distributions from:
Net investment income	—	(0.01)		(0.07)	—	(—)[e]	(—)[e]
Net realized gains	(0.31)	—		—	—	—	—
Total distributions	(0.31)	(0.01)		(0.07)	—	(—)[e]	(—)[e]
Net asset value, end of period	$15.84	$15.87		$14.55	$11.21	$10.25	$10.20

Total return[f]	1.84%	9.12%		30.56%	9.37%	0.50%	23.36%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	2.24%	2.26%		2.34%	2.39%	2.40%	2.46%
Expenses net of waiver and payments by
affiliates	2.05%	2.05	%h	2.05%	2.04%	2.05%	2.04%
Net investment income (loss)	0.26%	(0.20)%[c]		0.13%[d]	0.09%	(0.20)%	(0.07)%

Supplemental data
Net assets, end of period (000’s)	$25,799	$23,926		$21,965	$12,175	$12,696	$12,156
Portfolio turnover rate	26.84%	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.09)%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 81

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.09	$14.71		$11.35	$10.36	$10.28	$8.33
Income from investment operations[a]:
Net investment income[b]	0.06	0.05	[c]	0.08 [d]	0.06	0.03	0.04
Net realized and unrealized gains (losses)	0.26	1.38		3.42	0.95	0.08	1.95
Total from investment operations	0.32	1.43		3.50	1.01	0.11	1.99
Less distributions from:
Net investment income	(0.06)	(0.05)		(0.14)	(0.02)	(0.03)	(0.04)
Net realized gains	(0.31)	—		—	—	—	—
Total distributions	(0.37)	(0.05)		(0.14)	(0.02)	(0.03)	(0.04)
Net asset value, end of period	$16.04	$16.09		$14.71	$11.35	$10.36	$10.28

Total return[e]	2.11%	9.75%		31.22%	9.77%	1.05%	23.95%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.74%	1.76%		1.84%	1.90%	1.90%	1.97%
Expenses net of waiver and payments by
affiliates	1.55%	1.55	%g	1.55%	1.55%	1.55%	1.55%
Net investment income	0.76%	0.30%[c]		0.63%[d]	0.58%	0.30%	0.42%

Supplemental data
Net assets, end of period (000’s)	$989	$1,103		$1,000	$485	$507	$564
Portfolio turnover rate	26.84%	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.41%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

82 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN VALUE INVESTORS TRUST
					FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
	Six Months Ended
	April 30, 2015			Year Ended October 31,
	(unaudited)	2014		2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.23	$14.84		$11.44	$10.45	$10.36	$8.38
Income from investment operations[a]:
Net investment income[b]	0.10	0.13	[c]	0.15 [d]	0.12	0.09	0.09
Net realized and unrealized gains (losses)	0.26	1.38		3.45	0.95	0.08	1.95
Total from investment operations	0.36	1.51		3.60	1.07	0.17	2.04
Less distributions from:
Net investment income	(0.15)	(0.12)		(0.20)	(0.08)	(0.08)	(0.06)
Net realized gains	(0.31)	—		—	—	—	—
Total distributions	(0.46)	(0.12)		(0.20)	(0.08)	(0.08)	(0.06)
Net asset value, end of period	$16.13	$16.23		$14.84	$11.44	$10.45	$10.36

Total return[e]	2.38%	10.25%		31.94%	10.35%	1.59%	24.50%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.24%	1.26%		1.34%	1.40%	1.40%	1.47%
Expenses net of waiver and payments by
affiliates	1.05%	1.05	%g	1.05%	1.05%	1.05%	1.05%
Net investment income	1.26%	0.80%[c]		1.13%[d]	1.08%	0.80%	0.92%

Supplemental data
Net assets, end of period (000’s)	$4,612	$4,369		$3,596	$2,507	$2,052	$1,548
Portfolio turnover rate	26.84%	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.91%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 83

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin MidCap Value Fund
	Shares/Units	Value
Common Stocks and Other Equity Interests 97.3%
Automobiles & Components 1.8%
Autoliv Inc.	3,800	$451,136
BorgWarner Inc.	7,400	438,080
Gentex Corp.	22,600	392,110
Harley-Davidson Inc.	30,900	1,736,889
		3,018,215
Banks 4.6%
Comerica Inc.	57,900	2,745,039
KeyCorp	201,500	2,911,675
Regions Financial Corp.	198,600	1,952,238
		7,608,952
Capital Goods 8.6%
Babcock & Wilcox Co.	29,100	940,512
Carlisle Cos. Inc.	13,400	1,293,100
Dover Corp.	6,800	514,896
Fortune Brands Home & Security Inc.	32,000	1,427,200
Hillenbrand Inc.	24,500	720,055
ITT Corp.	29,700	1,177,605
KBR Inc.	25,000	436,750
L-3 Communications Holdings Inc.	12,800	1,470,848
[a]MRC Global Inc.	5,700	83,220
Owens Corning Inc.	24,674	953,897
Pentair PLC (United Kingdom)	7,800	484,770
Regal Beloit Corp.	32,400	2,533,680
Rockwell Automation Inc.	700	83,020
Stanley Black & Decker Inc.	800	78,960
W.W. Grainger Inc.	1,900	472,017
[a]WABCO Holdings Inc.	4,000	497,800
Xylem Inc.	30,600	1,132,812
		14,301,142
Commercial & Professional Services 1.4%
Robert Half International Inc.	15,300	848,385
Towers Watson & Co.	12,200	1,548,241
		2,396,626
Consumer Durables & Apparel 2.7%
Coach Inc.	37,800	1,444,338
Hasbro Inc.	22,400	1,585,696
Pulte Group Inc.	39,000	752,700
Ralph Lauren Corp.	6,000	800,460
		4,583,194
Diversified Financials 7.8%
iShares Russell Mid-Cap Value ETF	66,500	4,945,605
KKR & Co., LP (Units)	93,800	2,111,438
Northern Trust Corp.	49,200	3,598,980
Raymond James Financial Inc.	42,400	2,396,872
		13,052,895
Energy 4.1%
Denbury Resources Inc.	109,000	960,290
Ensco PLC, A	21,096	575,499
EQT Corp.	1,000	89,940

84 | Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Energy (continued)
HollyFrontier Corp.	32,700	$1,268,106
Murphy Oil Corp.	11,900	566,559
Rowan Cos. PLC	32,500	688,675
Superior Energy Services Inc.	33,600	856,800
[a,b]Ultra Petroleum Corp.	64,100	1,091,623
[a]Unit Corp.	22,600	787,384
		6,884,876
Food, Beverage & Tobacco 1.6%
Bunge Ltd.	13,694	1,182,750
Ingredion Inc.	18,100	1,437,140
		2,619,890
Health Care Equipment & Services 7.3%
[a]Community Health Systems Inc.	6,800	365,024
DENTSPLY International Inc.	15,300	780,300
Hill-Rom Holdings Inc.	17,400	868,956
[a]Laboratory Corp. of America Holdings	14,800	1,769,488
[a]LifePoint Hospitals Inc.	22,400	1,677,312
[a]Mednax Inc.	19,100	1,351,898
Omnicare Inc.	18,500	1,627,630
ResMed Inc.	11,500	735,310
Zimmer Holdings Inc.	28,200	3,097,488
		12,273,406
Insurance 7.7%
The Allstate Corp.	12,000	835,920
Arthur J. Gallagher & Co.	45,000	2,152,350
[a]Genworth Financial Inc., A	83,300	732,207
Marsh & McLennan Cos. Inc.	14,700	825,552
Principal Financial Group Inc.	41,300	2,111,256
The Progressive Corp.	119,100	3,175,206
RenaissanceRe Holdings Ltd.	11,100	1,137,639
W. R. Berkley Corp.	39,900	1,954,701
		12,924,831
Materials 8.4%
Albemarle Corp.	30,300	1,808,910
Alcoa Inc.	105,500	1,415,810
Ashland Inc.	14,400	1,819,584
Bemis Co. Inc.	13,200	594,000
Celanese Corp., A	11,400	756,504
Domtar Corp.	27,600	1,192,872
[a,b]Intrepid Potash Inc.	120,500	1,509,865
MeadWestvaco Corp.	30,200	1,473,760
The Mosaic Co.	52,700	2,318,800
Nucor Corp.	25,300	1,236,158
		14,126,263
Media 1.4%
John Wiley & Sons Inc., A	41,900	2,383,272

franklintempleton.com

Semiannual Report | 85

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Agilent Technologies Inc.	48,200	$1,994,034
[a]Bio-Rad Laboratories Inc., A	9,300	1,250,385
		3,244,419
Real Estate 9.7%
American Campus Communities Inc.	81,300	3,263,382
DDR Corp.	193,200	3,294,060
Equity Lifestyle Properties Inc.	31,300	1,653,266
Host Hotels & Resorts Inc.	180,500	3,635,270
Liberty Property Trust	89,100	3,104,244
[a]Realogy Holdings Corp.	28,000	1,327,480
		16,277,702
Retailing 5.7%
Best Buy Co. Inc.	21,200	734,580
Big Lots Inc.	16,900	770,133
Chico’s FAS Inc.	67,500	1,138,050
DSW Inc., A	50,200	1,820,754
[b]GameStop Corp., A	51,900	2,000,226
The Gap Inc.	19,500	772,980
Nordstrom Inc.	13,700	1,035,172
Staples Inc.	50,700	827,424
[a]Urban Outfitters Inc.	9,600	384,384
		9,483,703
Semiconductors & Semiconductor Equipment 4.6%
Altera Corp.	29,100	1,212,888
[a]First Solar Inc.	5,300	316,251
KLA-Tencor Corp.	23,900	1,405,320
Maxim Integrated Products Inc.	18,200	597,506
Microchip Technology Inc.	33,800	1,610,739
NVIDIA Corp.	60,400	1,340,578
Teradyne Inc.	61,300	1,118,725
		7,602,007
Software & Services 6.0%
Amdocs Ltd.	50,000	2,753,500
[a]Cadence Design Systems Inc.	75,000	1,398,750
Leidos Holdings Inc.	28,125	1,171,125
Science Applications International Corp.	16,071	805,157
Symantec Corp.	10,000	249,250
[a]Teradata Corp.	28,700	1,262,513
Total System Services Inc.	43,400	1,716,904
Xerox Corp.	61,500	707,250
		10,064,449
Technology Hardware & Equipment 3.0%
Corning Inc.	70,500	1,475,565
[a]Keysight Technologies Inc.	45,450	1,520,757
[a]Knowles Corp.	8,700	166,779
SanDisk Corp.	28,100	1,881,014
		5,044,115

86 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Transportation 1.0%
Alaska Air Group Inc.	12,000	$768,720
J.B. Hunt Transport Services Inc.	9,900	863,280
		1,632,000
Utilities 8.0%
[a]Calpine Corp.	112,100	2,444,901
DTE Energy Co.	31,700	2,524,271
Eversource Energy	49,700	2,423,372
ITC Holdings Corp.	96,600	3,477,600
Sempra Energy	22,800	2,420,676
		13,290,820
Total Common Stocks and Other Equity Interests (Cost $136,540,559)		162,812,777
Short Term Investments 5.6%
Money Market Funds (Cost $5,736,222) 3.4%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	5,736,222	5,736,222
[d]Investments from Cash Collateral Received for Loaned Securities 2.2%
Money Market Funds (Cost $1,000,000) 0.6%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	1,000,000	1,000,000

	Principal
	Amount
Repurchase Agreements 1.6%
[e]Joint Repurchase Agreement, 0.11%, 5/01/15, (Maturity Value $713,533)
Barclays Capital Inc.
Collateralized by U.S. Treasury Strips, 5/15/15 - 2/15/45; U.S. Treasury Bonds, 2.75% - 6.00%,
2/15/26 - 5/15/44; U.S. Treasury Bonds, Index Linked, 2.375%, 1/15/27; U.S. Treasury Notes,
1.375% - 1.50%, 2/28/19 - 1/31/22; and U.S. Treasury Notes, Index Linked, 0.125%,
4/15/18 (valued at $727,802)	$713,531	713,531
[e]Joint Repurchase Agreement, 0.09%, 5/01/15, (Maturity Value $1,000,003)
HSBC Securities (USA) Inc.
Collateralized by U.S. Treasury Strips, 5/31/15 - 8/15/44; and U.S. Treasury Notes, Index Linked,
0.125%, 4/15/17 (valued at $1,020,003)	1,000,000	1,000,000
[e]Joint Repurchase Agreement, 0.11%, 5/01/15, (Maturity Value $1,000,003)
RBS Securities Inc.
Collateralized by U.S. Treasury Bonds, 3.625% - 4.375%, 11/15/39 - 2/15/44; and
U.S. Treasury Notes, 0.099% - 5.125%, 5/15/15 - 5/15/22 (valued at $1,020,001)	1,000,000	1,000,000
Total Repurchase Agreements (Cost $2,713,531)		2,713,531
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $3,713,531)		3,713,531
Total Investments (Cost $145,990,312) 102.9%		172,262,530
Other Assets, less Liabilities (2.9)%		(4,871,168)
Net Assets 100.0%		$167,391,362

See Abbreviations on page 120.

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2015. See Note 1(d).
[c]See Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(d) regarding securities on loan.
[e]See Note 1(c) regarding joint repurchase agreement.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 87

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$58.96	$59.76	$45.12	$42.25	$39.69	$33.01
Income from investment operations[a]:
Net investment income[b]	0.13	0.16 [c]	0.30 [d]	0.34 [e]	0.18	0.11
Net realized and unrealized gains (losses)	0.37	2.03	16.30	4.47	2.50	6.73
Total from investment operations	0.50	2.19	16.60	4.81	2.68	6.84
Less distributions from:
Net investment income	(0.12)	(0.25)	(0.49)	(0.17)	(0.12)	(0.16)
Net realized gains	(5.09)	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(5.21)	(2.99)	(1.96)	(1.94)	(0.12)	(0.16)
Net asset value, end of period	$54.25	$58.96	$59.76	$45.12	$42.25	$39.69

Total return[f]	1.40%	3.76%	38.15%	12.08%	6.73%	20.77%

Ratios to average net assets[g]
Expenses	1.13%[h]	1.13%[i]	1.19%	1.26%	1.21%	1.27%
Net investment income	0.48%	0.27%[c]	0.57%[d]	0.79%[e]	0.41%	0.29%

Supplemental data
Net assets, end of period (000’s)	$1,192,672	$1,294,724	$1,224,592	$856,541	$829,710	$788,992
Portfolio turnover rate	12.43%	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.21%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

88 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$54.53	$55.62	$42.12	$39.66	$37.42	$31.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.24)[c]	(0.05)[d]	0.04 [e]	(0.12)	(0.14)
Net realized and unrealized gains (losses)	0.32	1.89	15.21	4.19	2.36	6.36
Total from investment operations	0.27	1.65	15.16	4.23	2.24	6.22
Less distributions from:
Net investment income	—	—	(0.19)	—	—	—
Net realized gains	(5.09)	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(5.09)	(2.74)	(1.66)	(1.77)	—	—
Net asset value, end of period	$49.71	$54.53	$55.62	$42.12	$39.66	$37.42

Total return[f]	1.06%	3.03%	37.23%	11.29%	5.99%	19.94%

Ratios to average net assets[g]
Expenses	1.83%[h]	1.83%[i]	1.89%	1.95%	1.91%	1.97%
Net investment income (loss)	(0.22)%	(0.43)%[c]	(0.13)%[d]	0.10%[e]	(0.29)%	(0.41)%

Supplemental data
Net assets, end of period (000’s)	$259,434	$266,845	$247,742	$183,986	$189,321	$192,880
Portfolio turnover rate	12.43%	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.49)%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 89

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$58.40	$59.21	$44.71	$41.88	$39.35	$32.75
Income from investment operations[a]:
Net investment income[b]	0.08	0.04 [c]	0.21 [d]	0.26 [e]	0.09	0.03
Net realized and unrealized gains (losses)	0.36	2.02	16.15	4.42	2.48	6.67
Total from investment operations	0.44	2.06	16.36	4.68	2.57	6.70
Less distributions from:
Net investment income	(—)[f]	(0.13)	(0.39)	(0.08)	(0.04)	(0.10)
Net realized gains	(5.09)	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(5.09)	(2.87)	(1.86)	(1.85)	(0.04)	(0.10)
Net asset value, end of period	$53.75	$58.40	$59.21	$44.71	$41.88	$39.35

Total return[g]	1.30%	3.55%	37.91%	11.85%	6.53%	20.51%

Ratios to average net assets[h]
Expenses	1.33%[i]	1.33%[j]	1.39%	1.46%	1.41%	1.47%
Net investment income	0.28%	0.07%[c]	0.37%[d]	0.59%[e]	0.21%	0.09%

Supplemental data
Net assets, end of period (000’s)	$261,326	$280,908	$272,697	$220,539	$221,524	$216,788
Portfolio turnover rate	12.43%	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.01%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.
fAmount rounds to less than $0.01 per share.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

90 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015	Year Ended October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$61.09	$61.78	$50.83
Income from investment operations[b]:
Net investment income[c]	0.27	0.42 [d]	0.19
Net realized and unrealized gains (losses)	0.39	2.16	10.76
Total from investment operations	0.66	2.58	10.95
Less distributions from:
Net investment income	(0.44)	(0.53)	—
Net realized gains	(5.09)	(2.74)	—
Total distributions	(5.53)	(3.27)	—
Net asset value, end of period	$56.22	$61.09	$61.78

Total return[e]	1.67%	4.31%	21.54%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.61%	0.60%	2.09%
Expenses net of waiver and payments by affiliates	0.61%[g]	0.60%[h]	0.64%
Net investment income	1.00%	0.80%[d]	0.68%

Supplemental data
Net assets, end of period (000’s)	$65,675	$34,278	$17
Portfolio turnover rate	12.43%	21.30%	13.04%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.74%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 91

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$61.01	$61.72	$46.54	$43.53	$40.87	$33.96
Income from investment operations[a]:
Net investment income[b]	0.22	0.34 [c]	0.46 [d]	0.48 [e]	0.32	0.22
Net realized and unrealized gains (losses)	0.39	2.10	16.82	4.60	2.57	6.93
Total from investment operations	0.61	2.44	17.28	5.08	2.89	7.15
Less distributions from:
Net investment income	(0.31)	(0.41)	(0.63)	(0.30)	(0.23)	(0.24)
Net realized gains	(5.09)	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(5.40)	(3.15)	(2.10)	(2.07)	(0.23)	(0.24)
Net asset value, end of period	$56.22	$61.01	$61.72	$46.54	$43.53	$40.87

Total return[f]	1.56%	4.07%	38.56%	12.42%	7.05%	21.15%

Ratios to average net assets[g]
Expenses	0.83%[h]	0.83%[i]	0.89%	0.96%	0.91%	0.97%
Net investment income	0.78%	0.57%[c]	0.87%[d]	1.09%[e]	0.71%	0.59%

Supplemental data
Net assets, end of period (000’s)	$769,905	$816,430	$653,660	$419,840	$359,034	$311,581
Portfolio turnover rate	12.43%	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.51%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.78%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

92 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin Small Cap Value Fund
	Shares	Value
Common Stocks 94.6%
Aerospace & Defense 2.0%
AAR Corp.	1,707,500	$51,634,800
Automobiles & Components 4.3%
Drew Industries Inc.	389,900	22,095,633
Gentex Corp.	2,042,800	35,442,580
Thor Industries Inc.	671,200	40,386,104
Winnebago Industries Inc.	580,800	12,028,368
		109,952,685
Banks 3.2%
Chemical Financial Corp.	675,055	20,859,199
EverBank Financial Corp.	1,686,100	31,310,877
OFG Bancorp. (Puerto Rico)	755,000	10,637,950
Peoples Bancorp Inc.	243,300	5,642,127
TrustCo Bank Corp. NY	1,941,200	12,947,804
		81,397,957
Building Products 4.2%
Apogee Enterprises Inc.	353,700	18,611,694
[a]Gibraltar Industries Inc.	1,160,400	19,216,224
Griffon Corp.	47,700	801,837
Simpson Manufacturing Co. Inc.	567,000	18,586,260
Universal Forest Products Inc.	906,800	50,164,176
		107,380,191
Commercial & Professional Services 2.0%
McGrath RentCorp	587,600	19,455,436
MSA Safety Inc.	699,700	32,004,278
		51,459,714
Construction & Engineering 3.3%
EMCOR Group Inc.	1,055,500	47,106,965
Granite Construction Inc.	1,088,370	37,777,323
		84,884,288
Consumer Durables & Apparel 6.6%
[a]BRP Inc. (Canada)	1,407,600	31,225,566
Brunswick Corp.	499,600	24,999,984
[a]Crocs Inc.	1,501,500	19,819,800
[a]Helen of Troy Ltd.	38,100	3,337,941
[b]Hooker Furniture Corp.	582,900	14,834,805
La-Z-Boy Inc.	2,086,600	54,689,786
[a]M/I Homes Inc.	875,400	19,749,024
		168,656,906
Electrical Equipment 5.3%
EnerSys	687,500	46,681,250
Franklin Electric Co. Inc.	668,200	24,162,112
Powell Industries Inc.	144,300	4,789,317
Regal Beloit Corp.	746,500	58,376,300
		134,008,979
Energy 7.6%
Bristow Group Inc.	775,700	48,194,241
Energen Corp.	314,000	22,347,380
[a]Helix Energy Solutions Group Inc.	871,200	14,357,376

franklintempleton.com	Semiannual Report | 93

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Energy (continued)
Hunting PLC (United Kingdom)	2,397,700	$21,561,782
[a]Oil States International Inc.	568,800	27,069,192
Rowan Cos. PLC	1,195,400	25,330,526
[a]Unit Corp.	1,014,400	35,341,696
		194,202,193
Food, Beverage & Tobacco 3.3%
GrainCorp Ltd. (Australia)	2,675,000	20,978,095
Maple Leaf Foods Inc. (Canada)	3,243,800	62,228,274
		83,206,369
Health Care Equipment & Services 5.1%
Hill-Rom Holdings Inc.	574,200	28,675,548
Invacare Corp.	151,100	3,032,577
STERIS Corp.	916,900	60,973,850
Teleflex Inc.	297,000	36,519,120
		129,201,095
Industrial Conglomerates 1.7%
Carlisle Cos. Inc.	458,000	44,197,000
Insurance 9.2%
Arthur J. Gallagher & Co.	304,400	14,559,452
Aspen Insurance Holdings Ltd.	944,400	44,131,812
The Hanover Insurance Group Inc.	545,600	37,411,792
HCC Insurance Holdings Inc.	235,300	13,402,688
Montpelier Re Holdings Ltd.	430,800	16,417,788
Old Republic International Corp.	1,820,000	27,827,800
StanCorp Financial Group Inc.	782,100	56,373,768
Validus Holdings Ltd.	585,411	24,487,742
		234,612,842
Machinery 9.0%
Astec Industries Inc.	1,092,500	45,972,400
Briggs & Stratton Corp.	172,300	3,368,465
EnPro Industries Inc.	368,000	23,555,680
Hillenbrand Inc.	643,200	18,903,648
Kennametal Inc.	390,994	13,845,098
Lincoln Electric Holdings Inc.	282,800	18,908,008
[c]Lindsay Corp.	232,900	18,443,351
Mueller Industries Inc.	1,198,500	41,995,440
[a]Wabash National Corp.	2,915,600	40,876,712
Watts Water Technologies Inc., A	80,000	4,364,000
		230,232,802
Materials 15.2%
A. Schulman Inc.	1,140,940	48,432,903
Allegheny Technologies Inc.	421,000	14,309,790
AptarGroup Inc.	84,600	5,251,122
Axiall Corp.	1,354,600	55,267,680
Cabot Corp.	711,900	30,426,606
Carpenter Technology Corp.	996,300	43,089,975
H.B. Fuller Co.	1,186,900	49,576,813
Minerals Technologies Inc.	526,600	35,666,618
RPM International Inc.	636,500	30,259,210

94 | Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Materials (continued)
Sensient Technologies Corp.	767,700	$50,176,872
Stepan Co.	484,100	24,655,213
		387,112,802
Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Gerresheimer AG (Germany)	676,600	38,482,784
Real Estate 1.0%
Excel Trust Inc.	918,800	14,562,980
LTC Properties Inc.	264,200	11,482,132
		26,045,112
Retailing 6.5%
Brown Shoe Co. Inc.	719,000	21,354,300
The Cato Corp., A	577,400	22,714,916
[a]Genesco Inc.	351,900	23,784,921
Group 1 Automotive Inc.	323,500	25,550,030
The Men’s Wearhouse Inc.	786,500	44,508,035
[a]The Pep Boys - Manny, Moe & Jack	2,181,700	19,984,372
[a]West Marine Inc.	815,200	8,192,760
		166,089,334
Semiconductors & Semiconductor Equipment 0.6%
Cohu Inc.	1,000,000	10,470,000
MKS Instruments Inc.	151,600	5,277,196
		15,747,196
Technology Hardware & Equipment 1.4%
[a]Ingram Micro Inc., A	708,400	17,823,344
[a]Rofin-Sinar Technologies Inc.	713,000	16,869,580
		34,692,924
Trading Companies & Distributors 0.3%
Applied Industrial Technologies Inc.	165,900	6,929,643
Transportation 1.0%
[a]Genesee & Wyoming Inc.	141,200	13,124,540
SkyWest Inc.	870,200	11,878,230
		25,002,770
Utilities 0.3%
The Laclede Group Inc.	120,700	6,267,951
Total Common Stocks (Cost $1,779,264,691)		2,411,398,337

	Principal
	Amount

Corporate Bonds (Cost $13,465,631) 0.5%
Energy 0.5%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$13,927,000	13,439,555
Total Investments before Short Term Investments (Cost $1,792,730,322)		2,424,837,892

franklintempleton.com

Semiannual Report | 95

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)
	Shares	Value
Short Term Investments 6.1%
Money Market Funds (Cost $127,636,438) 5.0%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	127,636,438	$127,636,438
[e]Investments from Cash Collateral Received for Loaned Securities 1.1%
Money Market Funds (Cost $16,250,000) 0.7%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	16,250,000	16,250,000

	Principal
	Amount
Repurchase Agreements 0.4%
[f]Joint Repurchase Agreement, 0.09%, 5/01/15, (Maturity Value $6,427,520)
HSBC Securities (USA) Inc.
Collateralized by U.S. Treasury Strips, 5/31/15 - 8/15/44; and U.S. Treasury Notes, Index Linked,
0.125%, 4/15/17 (valued at $6,556,072)	$6,427,504	6,427,504
[f]Joint Repurchase Agreement, 0.11%, 5/01/15, (Maturity Value $4,385,669)
RBS Securities Inc.
Collateralized by U.S. Treasury Bonds, 3.625% - 4.375%, 11/15/39 - 2/15/44; and U.S.
Treasury Notes, 0.099% - 5.125%, 5/15/15 - 5/15/22 (valued at $4,473,375)	4,385,656	4,385,656
Total Repurchase Agreements (Cost $10,813,160)		10,813,160
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $27,063,160)		27,063,160
Total Investments (Cost $1,947,429,920) 101.2%		2,579,537,490
Other Assets, less Liabilities (1.2)%		(30,525,148)
Net Assets 100.0%		$2,549,012,342

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at April 30, 2015. See Note 1(d).
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(d) regarding securities on loan.
fSee Note 1(c) regarding joint repurchase agreement.

96 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 2015 (unaudited)

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$45,369,603	$846,993,372	$154,084,805
Cost - Non-controlled affiliated issuers (Note 8)	—	10,396,835	—
Cost - Sweep Money Fund (Note 3f)	1,748,571	136,550,422	5,243,571
Cost - Repurchase agreements	—	4,443,860	—
Total cost of investments	$47,118,174	$998,384,489	$159,328,376
Value - Unaffiliated issuers	$54,425,984	$1,174,648,123	$218,229,972
Value - Non-controlled affiliated issuers (Note 8)	—	10,847,219	—
Value - Sweep Money Fund (Note 3f)	1,748,571	136,550,422	5,243,571
Value - Repurchase agreements	—	4,443,860	—
Total value of investments[a]	56,174,555	1,326,489,624	223,473,543
Receivables:
Investment securities sold	1,802,839	1,400,148	2,104,839
Capital shares sold	69,010	755,081	247,671
Dividends and interest	58,870	168,724	153,708
Other assets	30,836	93,515	117
Total assets	58,136,110	1,328,907,092	225,979,878
Liabilities:
Payables:
Investment securities purchased	1,129,882	18,560,144	1,028,021
Capital shares redeemed	123,667	2,691,394	303,794
Management fees	28,089	494,064	138,699
Distribution fees	18,075	298,989	75,730
Transfer agent fees	12,673	368,720	39,391
Trustees’ fees and expenses	—	5,296	—
Payable upon return of securities loaned	—	9,193,860	—
Accrued expenses and other liabilities	15,110	35,419	635
Total liabilities	1,327,496	31,647,886	1,586,270
Net assets, at value	$56,808,614	$1,297,259,206	$224,393,608
Net assets consist of:
Paid-in capital	$44,967,260	$874,899,545	$150,500,664
Undistributed net investment income (distributions in excess of
net investment income)	(16,587)	2,516,960	240,994
Net unrealized appreciation (depreciation)	9,056,320	328,105,135	64,145,167
Accumulated net realized gain (loss)	2,801,621	91,737,566	9,506,783
Net assets, at value	$56,808,614	$1,297,259,206	$224,393,608

[a]Includes securities loaned	$—	$8,861,216	$—

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 97

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015 (unaudited)

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Class A:
Net assets, at value	$45,683,216	$1,079,433,851	$163,692,450
Shares outstanding	3,546,295	25,228,832	8,657,304
Net asset value per share[a]	$12.88	$42.79	$18.91
Maximum offering price per share (net asset value
per share ÷ 94.25%)	$13.67	$45.40	$20.06
Class C:
Net assets, at value	$8,019,761	$84,856,455	$40,193,193
Shares outstanding	637,789	2,045,397	2,147,245
Net asset value and maximum offering price per share[a]	$12.57	$41.49	$18.72
Class R:
Net assets, at value	$63,647	$11,401,722	$4,827,088
Shares outstanding	4,943	266,173	257,033
Net asset value and maximum offering price per share	$12.88	$42.84	$18.78
Class R6:
Net assets, at value	—	$7,635,791	$8,389,975
Shares outstanding	—	174,360	445,784
Net asset value and maximum offering price per share	—	$43.79	$18.82
Advisor Class:
Net assets, at value	$3,041,990	$113,931,387	$7,290,902
Shares outstanding	235,096	2,600,291	387,098
Net asset value and maximum offering price per share	$12.94	$43.81	$18.83

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
98 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015 (unaudited)

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$212,980,829	$136,540,559	$1,783,048,756
Cost - Non-controlled affiliated issuers (Note 8)	29,717,378	—	9,681,566
Cost - Sweep Money Fund (Note 3f)	16,355,684	6,736,222	143,886,438
Cost - Repurchase agreements	—	2,713,531	10,813,160
Total cost of investments	$259,053,891	$145,990,312	$1,947,429,920
Value - Unaffiliated issuers	$342,214,786	$162,812,777	$2,410,003,087
Value - Non-controlled affiliated issuers (Note 8)	46,164,316	—	14,834,805
Value - Sweep Money Fund (Note 3f)	16,355,684	6,736,222	143,886,438
Value - Repurchase agreements	—	2,713,531	10,813,160
Total value of investments[a]	404,734,786	172,262,530	2,579,537,490
Receivables:
Investment securities sold	867,894	97,148	30,679,224
Capital shares sold	142,273	312,250	1,735,212
Dividends and interest	2,886,500	113,035	1,643,921
Other assets	218	85	1,363
Total assets	408,631,671	172,785,048	2,613,597,210
Liabilities:
Payables:
Investment securities purchased	675,125	1,230,883	28,558,117
Capital shares redeemed	242,001	225,101	5,839,544
Management fees	254,916	106,345	1,215,884
Distribution fees	63,401	55,528	630,503
Transfer agent fees	100,956	38,382	1,190,052
Trustees’ fees and expenses	2,323	—	—
Payable upon return of securities loaned	—	3,713,531	27,063,160
Accrued expenses and other liabilities	1,667	23,916	87,608
Total liabilities	1,340,389	5,393,686	64,584,868
Net assets, at value	$407,291,282	$167,391,362	$2,549,012,342
Net assets consist of:
Paid-in capital	$247,326,542	$131,006,697	$1,812,038,783
Distributions in excess of net investment income	(675,910)	(7,475)	(706,472)
Net unrealized appreciation (depreciation)	145,680,895	26,272,218	632,094,537
Accumulated net realized gain (loss)	14,959,755	10,119,922	105,585,494
Net assets, at value	$407,291,282	$167,391,362	$2,549,012,342

[a]Includes securities loaned	$—	$3,622,576	$18,443,351

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 99

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2015 (unaudited)

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Class A:
Net assets, at value	$308,255,120	$135,991,888	$1,192,671,807
Shares outstanding	8,790,578	8,468,725	21,984,277
Net asset value per share[a]	$35.07	$16.06	$54.25
Maximum offering price per share (net asset value
per share ÷ 94.25%)	$37.21	$17.04	$57.56
Class C:
Net assets, at value	—	$25,798,637	$259,434,016
Shares outstanding	—	1,628,233	5,218,942
Net asset value and maximum offering price per share[a]	—	$15.84	$49.71
Class R:
Net assets, at value	—	$989,088	$261,326,117
Shares outstanding	—	61,661	4,861,776
Net asset value and maximum offering price per share	—	$16.04	$53.75
Class R6:
Net assets, at value	$22,627,798	—	$65,674,925
Shares outstanding	642,928	—	1,168,212
Net asset value and maximum offering price per share	$35.19	—	$56.22
Advisor Class:
Net assets, at value	$76,408,364	$4,611,749	$769,905,477
Shares outstanding	2,174,815	285,897	13,694,684
Net asset value and maximum offering price per share	$35.13	$16.13	$56.22

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
100 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended April 30, 2015 (unaudited)

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Investment income:
Dividends	$401,812	$9,807,630	$2,310,469
Interest	9,144	—	—
Income from securities loaned	—	10,771	—
Total investment income	410,956	9,818,401	2,310,469
Expenses:
Management fees (Note 3a)	214,255	3,169,580	837,356
Distribution fees: (Note 3c)
Class A	70,712	1,421,501	245,363
Class C	40,328	448,180	198,216
Class R	183	31,328	12,086
Transfer agent fees: (Note 3e)
Class A	43,921	891,045	126,207
Class C	7,705	70,236	30,734
Class R	70	9,810	3,731
Class R6	—	98	56
Advisor Class	2,852	82,445	5,426
Custodian fees (Note 4)	322	8,415	970
Reports to shareholders	6,676	87,641	18,669
Registration and filing fees	23,550	57,470	37,234
Professional fees	13,448	30,525	18,649
Trustees' fees and expenses	1,218	45,131	5,490
Other	2,226	11,556	3,435
Total expenses	427,466	6,364,961	1,543,622
Expenses waived/paid by affiliates (Note 3f and 3g)	(45,045)	(64,416)	(3,221)
Net expenses	382,421	6,300,545	1,540,401
Net investment income	28,535	3,517,856	770,068
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,819,734	92,385,315	9,512,108
Foreign currency transactions	(3,381)	(24,723)	(4,789)
Net realized gain (loss)	2,816,353	92,360,592	9,507,319
Net change in unrealized appreciation (depreciation) on:
Investments	(1,374,468)	(118,507,953)	(6,135,341)
Translation of other assets and liabilities denominated in foreign
currencies	(12)	—	—
Net change in unrealized appreciation (depreciation)	(1,374,480)	(118,507,953)	(6,135,341)
Net realized and unrealized gain (loss)	1,441,873	(26,147,361)	3,371,978
Net increase (decrease) in net assets resulting from operations	$1,470,408	$(22,629,505)	$4,142,046

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 101

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended April 30, 2015 (unaudited)

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Investment income:
Dividends:
Unaffiliated issuers	$2,734,975	$1,768,137	$19,034,679
Non-controlled affiliated issuers (Note 8)	102,456	—	116,580
Interest	—	—	425,699
Income from securities loaned	855	111,139	1,406,276
Total investment income	2,838,286	1,879,276	20,983,234
Expenses:
Management fees (Note 3a)	1,576,531	770,849	7,441,408
Distribution fees: (Note 3c)
Class A	382,650	198,167	1,862,242
Class C	—	123,575	1,292,899
Class R	—	2,431	665,568
Transfer agent fees: (Note 3e)
Class A	208,002	131,613	1,442,465
Class C	—	24,666	300,559
Class R	—	969	309,415
Class R6	188	—	2,853
Advisor Class	52,641	4,474	918,976
Custodian fees (Note 4)	1,730	693	14,656
Reports to shareholders	29,433	17,368	195,440
Registration and filing fees	24,031	30,945	74,396
Professional fees	23,257	16,746	32,545
Trustees fees and expenses	14,678	3,892	70,703
Other	4,996	2,907	18,580
Total expenses	2,318,137	1,329,295	14,642,705
Expenses waived/paid by affiliates (Note 3f and 3g)	(12,879)	(152,988)	(74,622)
Net expenses	2,305,258	1,176,307	14,568,083
Net investment income	533,028	702,969	6,415,151
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	23,488,466	10,488,875	105,567,232
Non-controlled affiliated issuers (Note 8)	(8,523,254)	—	—
Foreign currency transactions	—	—	92,334
Net realized gain (loss)	14,965,212	10,488,875	105,659,566
Net change in unrealized appreciation (depreciation) on:
Investments	(27,678,482)	(7,769,955)	(75,564,698)
Translation of other assets and liabilities denominated in foreign
currencies	—	—	(12,395)
Net change in unrealized appreciation (depreciation)	(27,678,482)	(7,769,955)	(75,577,093)
Net realized and unrealized gain (loss)	(12,713,270)	2,718,920	30,082,473
Net increase (decrease) in net assets resulting from operations	$(12,180,242)	$3,421,889	$36,497,624

102 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$28,535	$24,181	$3,517,856	$13,009,506
Net realized gain (loss) from investments and foreign
currency transactions	2,816,353	3,487,251	92,360,592	210,815,819
Net change in unrealized appreciation (depreciation) on
investments and translation of other assets and liabilities
denominated in foreign currencies	(1,374,480)	(575,215)	(118,507,953)	(121,868,345)
Net increase (decrease) in net assets resulting
from operations	1,470,408	2,936,217	(22,629,505)	101,956,980
Distributions to shareholders from:
Net investment income:
Class A	(33,781)	(50,259)	(3,940,036)	(14,959,798)
Class C	—	—	—	(589,599)
Class R	(5)	—	(1,756)	(165,042)
Class R6	—	—	(57,404)	(89)
Advisor Class	(11,336)	(7,582)	(642,420)	(1,543,619)
Net realized gains:
Class A	(1,524,390)	—	(177,392,645)	(122,421,330)
Class C	(271,238)	—	(14,401,348)	(9,966,279)
Class R	(2,591)	—	(1,988,576)	(1,768,405)
Class R6	—	—	(1,129,406)	(554)
Advisor Class	(96,641)	—	(15,943,024)	(10,518,510)
Total distributions to shareholders	(1,939,982)	(57,841)	(215,496,615)	(161,933,225)
Capital share transactions: (Note 2)
Class A	(619,081)	7,271,346	57,991,883	15,929,679
Class C	(169,412)	2,188,422	4,784,776	4,325,524
Class R	(14,617)	30,560	(653,792)	(2,932,345)
Class R6	—	—	1,056,175	7,784,596
Advisor Class	88,750	418,274	16,646,089	11,500,739
Total capital share transactions	(714,360)	9,908,602	79,825,131	36,608,193
Net increase (decrease) in net assets	(1,183,934)	12,786,978	(158,300,989)	(23,368,052)
Net assets:
Beginning of period	57,992,548	45,205,570	1,455,560,195	1,478,928,247
End of period	$56,808,614	$57,992,548	$1,297,259,206	$1,455,560,195
Undistributed net investment income (distributions in
excess of net investment income) included in net assets:
End of period	$(16,587)	$—	$2,516,960	$3,640,720

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 103

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$770,068	$1,051,987	$533,028	$(457,261)
Net realized gain (loss) from investments and foreign
currency transactions	9,507,319	4,197,297	14,965,212	41,797,793
Net change in unrealized appreciation (depreciation) on
investments	(6,135,341)	18,971,300	(27,678,482)	(24,252,988)
Net increase (decrease) in net assets resulting
from operations	4,142,046	24,220,584	(12,180,242)	17,087,544
Distributions to shareholders from:
Net investment income:
Class A	(918,044)	(792,172)	—	(418,914)
Class R	(16,051)	(14,847)	—	—
Class R6	(77,645)	(63)	—	(257,885)
Advisor Class	(59,539)	(88,326)	—	(343,252)
Net realized gains:
Class A	(2,085,666)	—	(31,272,031)	(22,065,456)
Class C	(507,762)	—	—	—
Class R	(61,773)	—	—	—
Class R6	(97,927)	—	(2,229,315)	(3,559,372)
Advisor Class	(88,111)	—	(7,981,634)	(6,844,604)
Total distributions to shareholders	(3,912,518)	(895,408)	(41,482,980)	(33,489,483)
Capital share transactions: (Note 2)
Class A	192,084	7,768,816	2,005,704	(13,690,618)
Class C	853,970	1,832,820	—	—
Class R	(6,865)	(272,749)	—	—
Class R6	854,737	7,059,112	448,897	(31,539,116)
Advisor Class	440,651	(4,487,125)	(3,219,708)	(23,300,969)
Total capital share transactions	2,334,577	11,900,874	(765,107)	(68,530,703)
Net increase (decrease) in net assets	2,564,105	35,226,050	(54,428,329)	(84,932,642)
Net assets:
Beginning of period	221,829,503	186,603,453	461,719,611	546,652,253
End of period	$224,393,608	$221,829,503	$407,291,282	$461,719,611
Undistributed net investment income (distributions in
excess of net investment income) included in net assets:
End of period	$240,994	$542,205	$(675,910)	$(1,208,938)

104 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Six Months Ended		Six Months Ended
	April 30, 2015	Year Ended	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$702,969	$588,940	$6,415,151	$6,938,106
Net realized gain (loss) from investments and foreign
currency transactions	10,488,875	9,267,971	105,659,566	230,265,221
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	(7,769,955)	3,530,984	(75,577,093)	(148,290,867)
Net increase (decrease) in net assets resulting
from operations	3,421,889	13,387,895	36,497,624	88,912,460
Distributions to shareholders from:
Net investment income:
Class A	(866,505)	(604,249)	(2,584,626)	(5,158,667)
Class C	—	(8,906)	—	(351)
Class R	(3,785)	(3,235)	(8,002)	(602,165)
Class R6	—	—	(298,630)	(156)
Advisor Class	(42,471)	(30,235)	(4,063,519)	(4,460,827)
Net realized gains:
Class A	(2,473,197)	—	(110,504,269)	(56,728,963)
Class C	(466,142)	—	(24,786,735)	(12,277,329)
Class R	(18,353)	—	(23,952,774)	(12,617,850)
Class R6	—	—	(3,448,309)	(802)
Advisor Class	(84,941)	—	(67,828,999)	(29,783,762)
Total distributions to shareholders	(3,955,394)	(646,625)	(237,475,863)	(121,630,872)
Capital share transactions: (Note 2)
Class A	8,003,234	15,373,299	(6,184,206)	86,659,167
Class C	1,885,044	(94,542)	14,803,231	23,120,327
Class R	(113,170)	12,347	970,466	11,846,774
Class R6	—	—	34,386,774	33,767,749
Advisor Class	269,628	420,748	12,828,254	171,802,693
Total capital share transactions	10,044,736	15,711,852	56,804,519	327,196,710
Net increase (decrease) in net assets	9,511,231	28,453,122	(144,173,720)	294,478,298
Net assets:
Beginning of period	157,880,131	129,427,009	2,693,186,062	2,398,707,764
End of period	$167,391,362	$157,880,131	$2,549,012,342	$2,693,186,062
Undistributed net investment income (distributions in
excess of net investment income) included in net assets:
End of period	$(7,475)	$202,317	$(706,472)	$(166,846)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 105

FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class
Franklin MicroCap Value Fund[a]
Class A, Class C, Class R & Advisor Class
Franklin All Cap Value Fund
Franklin MidCap Value Fund
Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin Small Cap Value Fund
[a]Franklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly trans action between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from

106 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreements

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved coun-terparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller.

franklintempleton.com

Semiannual Report | 107

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreements (continued)

The joint repurchase agreement held by the funds at period end, as indicated in the Statements of Investments, had been entered into on April 30, 2015.

d. Securities Lending

Certain funds participate in an agency based securities lending program to earn additional income. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the fund, and/or a joint repurchase agreement as indicated in the Statement of Investments. The total cash collateral received at period end was $9,193,860, $3,713,531 and $27,063,160 for Franklin Balance Sheet Investment Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund, respectively. The fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. If the borrower defaults on its obligation to return the securities loaned, the fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Franklin Balance Sheet Investment Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

108 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2015
Shares sold	396,425	$5,039,659	1,926,661	$84,987,682
Shares issued in reinvestment of distributions	124,349	1,489,697	4,080,647	169,142,832
Shares redeemed	(561,705)	(7,148,437)	(4,483,579)	(196,138,631)
Net increase (decrease)	(40,931)	$(619,081)	1,523,729	$57,991,883
Year ended October 31, 2014
Shares sold	1,386,632	$17,898,876	5,393,871	$277,382,597
Shares issued in reinvestment of distributions	3,879	48,353	2,595,569	128,610,432
Shares redeemed	(829,707)	(10,675,883)	(7,560,225)	(390,063,350)
Net increase (decrease)	560,804	$7,271,346	429,215	$15,929,679
Class C Shares:
Six Months ended April 30, 2015
Shares sold	68,452	$851,403	110,894	$4,788,042
Shares issued in reinvestment of distributions	22,426	263,054	350,650	14,131,204
Shares redeemed	(102,967)	(1,283,869)	(333,454)	(14,134,470)
Net increase (decrease)	(12,089)	$(169,412)	128,090	$4,784,776
Year ended October 31, 2014
Shares sold	317,351	$4,023,681	344,205	$17,505,580
Shares issued in reinvestment of distributions	—	—	212,198	10,310,697
Shares redeemed	(144,365)	(1,835,259)	(466,983)	(23,490,753)
Net increase (decrease)	172,986	$2,188,422	89,420	$4,325,524

franklintempleton.com

Semiannual Report | 109

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Six Months ended April 30, 2015
Shares sold	834	$10,445	28,673	$1,270,908
Shares issued in reinvestment of distributions	216	2,596	47,914	1,990,332
Shares redeemed	(2,168)	(27,658)	(87,417)	(3,915,032)
Net increase (decrease)	(1,118)	$(14,617)	(10,830)	$(653,792)
Year ended October 31, 2014
Shares sold	2,312	$30,678	47,690	$2,467,107
Shares issued in reinvestment of distributions	—	—	38,981	1,933,447
Shares redeemed	(9)	(118)	(143,473)	(7,332,899)
Net increase (decrease)	2,303	$30,560	(56,802)	$(2,932,345)
Class R6 Shares:
Six Months ended April 30, 2015
Shares sold			54,834	$2,387,869
Shares redeemed			(29,674)	(1,331,694)
Net increase (decrease)			25,160	$1,056,175
Year ended October 31, 2014
Shares sold			167,902	$8,761,887
Shares redeemed			(18,807)	(977,291)
Net increase (decrease)			149,095	$7,784,596
Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	10,123	$128,578	662,552	$28,729,177
Shares issued in reinvestment of distributions	8,454	101,619	382,991	16,242,641
Shares redeemed	(11,029)	(141,447)	(633,245)	(28,325,729)
Net increase (decrease)	7,548	$88,750	412,298	$16,646,089
Year ended October 31, 2014
Shares sold	62,164	$825,270	536,829	$28,174,157
Shares issued in reinvestment of distributions	597	7,459	233,789	11,811,029
Shares redeemed	(31,426)	(414,455)	(543,326)	(28,484,447)
Net increase (decrease)	31,335	$418,274	227,292	$11,500,739

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2015
Shares sold	880,471	$16,544,817	207,572	$7,308,555
Shares issued in reinvestment of distributions	156,111	2,813,128	882,953	29,834,976
Shares redeemed	(1,020,994)	(19,165,861)	(996,901)	(35,137,827)
Net increase (decrease)	15,588	$192,084	93,624	$2,005,704
Year ended October 31, 2014
Shares sold	2,164,475	$38,944,872	615,494	$24,566,846
Shares issued in reinvestment of distributions	43,164	738,121	543,454	21,455,549
Shares redeemed	(1,776,504)	(31,914,177)	(1,507,287)	(59,713,013)
Net increase (decrease)	431,135	$7,768,816	(348,339)	$(13,690,618)

110 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended April 30, 2015
Shares sold	314,170	$5,854,913
Shares issued in reinvestment of distributions	26,467	473,494
Shares redeemed	(294,356)	(5,474,437)
Net increase (decrease)	46,281	$853,970
Year ended October 31, 2014
Shares sold	464,312	$8,272,177
Shares redeemed	(361,284)	(6,439,357)
Net increase (decrease)	103,028	$1,832,820
Class R Shares:
Six Months ended April 30, 2015
Shares sold	26,001	$483,605
Shares issued in reinvestment of distributions	4,341	77,744
Shares redeemed	(30,384)	(568,214)
Net increase (decrease)	(42)	$(6,865)
Year ended October 31, 2014
Shares sold	72,518	$1,283,689
Shares issued in reinvestment of distributions	873	14,840
Shares redeemed	(87,579)	(1,571,278)
Net increase (decrease)	(14,188)	$(272,749)
Class R6 Shares:
Six Months ended April 30, 2015
Shares sold	119,084	$2,210,633	91,693	$3,159,077
Shares issued on reinvestment of distributions	—	—	8,160	276,364
Shares redeemed	(72,648)	(1,355,896)	(83,344)	(2,986,544)
Net increase (decrease)	46,436	$854,737	16,509	$448,897
Year ended October 31, 2014
Shares sold	449,657	$7,978,258	740,076	$29,481,275
Shares issued in reinvestment of distributions	—	—	96,860	3,817,257
Shares redeemed	(50,653)	(919,146)	(1,663,083)	(64,837,648)
Net increase (decrease)	399,004	$7,059,112	(826,147)	$(31,539,116)
Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	43,310	$816,902	509,761	$17,693,603
Shares issued in reinvestment of distributions	7,482	134,147	218,953	7,405,000
Shares redeemed	(27,225)	(510,398)	(806,366)	(28,318,311)
Net increase (decrease)	23,567	$440,651	(77,652)	$(3,219,708)
Year ended October 31, 2014
Shares sold	128,625	$2,304,158	290,343	$11,573,412
Shares issued in reinvestment of distributions	5,006	85,155	171,112	6,745,230
Shares redeemed	(392,326)	(6,876,438)	(1,045,926)	(41,619,611)
Net increase (decrease)	(258,695)	$(4,487,125)	(584,471)	$(23,300,969)

franklintempleton.com

Semiannual Report | 111

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2015
Shares sold	1,024,685	$16,487,296	2,322,250	$125,542,253
Shares issued in reinvestment of distributions	214,510	3,273,429	2,024,998	103,335,653
Shares redeemed	(734,575)	(11,757,491)	(4,321,909)	(235,062,112)
Net increase (decrease)	504,620	$8,003,234	25,339	$(6,184,206)
Year ended October 31, 2014
Shares sold	2,434,835	$37,628,824	5,748,092	$339,423,757
Shares issued in reinvestment of distributions	39,544	587,598	984,630	56,941,176
Shares redeemed	(1,478,383)	(22,843,123)	(5,265,944)	(309,705,766)
Net increase (decrease)	995,996	$15,373,299	1,466,778	$86,659,167

Class C Shares:
Six Months ended April 30, 2015
Shares sold	235,078	$3,731,257	418,381	$20,813,073
Shares issued in reinvestment of distributions	29,826	450,367	479,995	22,502,184
Shares redeemed	(144,501)	(2,296,580)	(572,982)	(28,512,026)
Net increase (decrease)	120,403	$1,885,044	325,394	$14,803,231
Year ended October 31, 2014
Shares sold	493,756	$7,527,219	1,098,152	$59,329,389
Shares issued in reinvestment of distributions	578	8,494	206,367	11,104,596
Shares redeemed	(496,548)	(7,630,255)	(865,470)	(47,313,658)
Net increase (decrease)	(2,214)	$(94,542)	439,049	$23,120,327

Class R Shares:
Six Months ended April 30, 2015
Shares sold	6,507	$105,339	575,417	$30,806,903
Shares issued in reinvestment of distributions	1,451	22,138	450,281	22,784,204
Shares redeemed	(14,847)	(240,647)	(974,066)	(52,620,641)
Net increase (decrease)	(6,889)	$(113,170)	51,632	$970,466
Year ended October 31, 2014
Shares sold	8,957	$140,047	1,640,763	$96,121,139
Shares issued in reinvestment of distributions	218	3,235	219,039	12,568,430
Shares redeemed	(8,606)	(130,935)	(1,654,939)	(96,842,795)
Net increase (decrease)	569	$12,347	204,863	$11,846,774

Class R6 Shares:
Six Months ended April 30, 2015
Shares sold			676,653	$38,424,031
Shares issued on reinvestment of distributions			30,966	1,634,378
Shares redeemed			(100,529)	(5,671,635)
Net increase (decrease)			607,090	$34,386,774
Year ended October 31, 2014
Shares sold			626,045	$37,768,712
Shares issued in reinvestment of distributions			11	636
Shares redeemed			(65,214)	(4,001,599)
Net increase (decrease)			560,842	$33,767,749

112 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2015
Shares sold	29,545	$482,365	1,913,754	$107,772,751
Shares issued in reinvestment of distributions	7,944	121,696	1,276,090	67,403,070
Shares redeemed	(20,853)	(334,433)	(2,876,463)	(162,347,567)
Net increase (decrease)	16,636	$269,628	313,381	$12,828,254
Year ended October 31, 2014
Shares sold	74,320	$1,164,595	5,964,306	$364,433,191
Shares issued in reinvestment of distributions	1,990	29,678	527,625	31,488,681
Shares redeemed	(49,340)	(773,525)	(3,701,967)	(224,119,179)
Net increase (decrease)	26,970	$420,748	2,789,964	$171,802,693

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin All Cap Value Fund and Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

franklintempleton.com

Semiannual Report | 113

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

114 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of the fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.35%	0.25%	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	—	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	—	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A for Franklin All Cap Value Fund, Franklin Large Cap Value Fund, Franklin MidCap Value Fund, and Franklin Small Cap Value Fund shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Sales charges retained net of
commissions paid to unaffiliated
broker/dealers	$16,563	$100,094	$42,514	$10,422	$46,615	$140,926
CDSC retained	$1,442	$6,447	$3,624	$48	$1,052	$7,971

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Transfer agent fees	$31,801	$470,257	$96,261	$102,378	$83,095	$1,213,359

franklintempleton.com					Semiannual Report | 115

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisory Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin All Cap Value Fund and Franklin MidCap Value Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.95% and 1.05% respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016. For Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin MicroCap Value Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2015.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2014, Franklin MicroCap Value Fund deferred late-year ordinary losses of $1,138,510.

At April 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

		Franklin
	Franklin All Cap	Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Cost of investments	$47,150,434	$999,006,633	$159,328,376

Unrealized appreciation	$9,788,730	$393,176,443	$70,040,398
Unrealized depreciation	(764,609)	(65,693,452)	(5,895,231)
Net unrealized appreciation (depreciation)	$9,024,121	$327,482,991	$64,145,167

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Cost of investments	$259,128,577	$146,227,520	$1,949,243,683

Unrealized appreciation	$166,261,757	$31,301,089	$697,295,639
Unrealized depreciation	(20,655,548)	(5,266,079)	(67,001,832)
Net unrealized appreciation (depreciation)	$145,606,209	$26,035,010	$630,293,807

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, pass-through entity income, passive foreign investment company shares and corporate actions.

116 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales (excluding short term securities) for the period ended April 30, 2015, were as follows:

		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Purchases	$22,862,963	$181,682,404	$19,543,296	$21,372,701	$48,844,426	$307,896,624
Sales	$25,471,413	$227,419,749	$18,515,014	$38,528,734	$42,539,237	$455,773,428

7. Restricted Securities

Certain funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2015, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Balance Sheet Investment Fund
2,800,000	KGen Power Corp., 144A (Value is 0.07% of Net Assets)	12/19/06	$—	$887,219

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin MicroCap Value Fund
94,800	Allen Organ Co. (LandCo. Holdings)	9/07/06	$181,146	$444,612
44,600	Smith Investment Co. LLC	1/20/09	—	28,098
	Total Restricted Securities (Value is 0.12% of Net Assets)		$181,146	$472,710

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Balance Sheet Investment Fund, Franklin
MicroCap Value Fund and Franklin Small Cap Value Fund for the period ended April 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	End of Period	Income	Gain (Loss)
Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
KGen Power Corp., 144A	2,800,000	—	—	2,800,000	$887,219	$—	$—
Trinity Place Holdings Inc.	1,200,000	—	—	1,200,000	9,960,000	—	—
Total Affiliated Securities (Value is 0.84% of Net Assets)					$10,847,219	$—	$—

franklintempleton.com

Semiannual Report | 117

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Holdings of 5% Voting Securities of Portfolio Companies (continued)
	Number of			Number of
	Shares Held			Shares
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	End of Period	Income	Gain (Loss)
Franklin MicroCap Value Fund
Non-Controlled Affiliates
ACMAT Corp., A	274,900	—	—	274,900	$5,065,032	$—	$—
Cal Dive International Inc.	5,395,000	—	(5,395,000)	—	—	—	(9,361,898)
Continental Materials Corp.	129,700	—	—	129,700	2,178,960	—	—
Delta Apparel Inc.	800,000	—	—	800,000	9,816,000	—	—
Full House Resorts Inc.	1,600,000	—	—	1,600,000	2,400,000	—	—
Hardinge Inc.	934,900	—	—	934,900	10,059,524	37,396	—
Hurco Cos. Inc.	379,400	—	(5,436)	373,964	12,101,475	56,095	109,042
Magellan Petroleum Corp.	2,377,980	150,000	(1,027,980)	1,500,000	—[a]	—	(572,147)
Northeast Bancorp	437,000	22,500	—	459,500	4,296,325	8,965	—
Omega Protein Corp.	1,080,000	—	(200,000)	880,000	—[a]	—	1,301,749
Origen Financial Inc.	1,900,000	—	—	1,900,000	247,000	—	—
Total Affiliated Securities (Value is 11.33% of Net Assets)					$46,164,316	$102,456	$(8,523,254)

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Hooker Furniture Corp.
Total Affiliated Securities
(Value is 0.58% of Net Assets)	582,900	—	—	582,900	$14,834,805	$116,580	$—

[a]As of April 30, 2015, no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2015, the Funds did not use the Global Credit Facility.

118 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin All Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$54,137,449	$—	$—	$54,137,449
Corporate Bonds	1,748,571	—	—	1,748,571
Short Term Investments	—	288,535	—	288,535
Total Investments in Securities	$55,886,020	$288,535	$—	$56,174,555

Franklin Balance Sheet Investment Fund
Assets:
Investments in Securities:
Equity Investments:
Utilities	$37,050,240	$—	$887,219	$37,937,459
All Other Equity Investments[a]	1,147,557,883	—	—	1,147,557,883
Short Term Investments	136,550,422	4,443,860	—	140,994,282
Total Investments in Securities	$1,321,158,545	$4,443,860	$887,219	$1,326,489,624
Franklin Large Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$218,229,972	$—	$—	$218,229,972
Short Term Investments	5,243,571	—	—	5,243,571
Total Investments in Securities	$223,473,543	$—	$—	$223,473,543

franklintempleton.com

Semiannual Report | 119

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total
Franklin MicroCap Value Fund
Assets:
Investments in Securities:
Equity Investments:
Industrial Conglomerates	$—	$—	$28,098	$28,098
Insurance	11,230,704	5,065,032	—	16,295,736
Real Estate	5,989,922	123,000	444,612	6,557,534
All Other Equity Investments[a]	365,497,734	—	—	365,497,734
Short Term Investments	16,355,684	—	—	16,355,684
Total Investments in Securities	$399,074,044	$5,188,032	$472,710	$404,734,786
Franklin MidCap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$162,812,777	$—	$—	$162,812,777
Short Term Investments	6,736,222	2,713,531	—	9,449,753
Total Investments in Securities	$169,548,999	$2,713,531	$—	$172,262,530
Franklin Small Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,411,398,337	$—	$—	$2,411,398,337
Corporate Bonds	—	13,439,555	—	13,439,555
Short Term Investments	143,886,438	10,813,160	—	154,699,598
Total Investments in Securities	$2,555,284,775	$24,252,715	$—	$2,579,537,490

[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR		American Depositary Receipt
ETF		Exchange traded funds

120	|	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, other than as noted below with respect to performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm that also covered foreign exchange transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition

franklintempleton.com

Semiannual Report | 121

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the cost and quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including expanded collateralization requirements. It was noted that the Funds did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the portfolio management team at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2014 and for the previous 10 years ended December 31, 2014, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds.

Franklin All Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap value funds. The Lipper report showed the performance of the Fund to be in the lowest performing quintile of such universe during 2014, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, and the second-lowest performing quintile of such universe for the previous five-year period. Management explained the factors impacting performance this year and its renewed focus on portfolio construction. They noted that additional resources are being utilized for the benefit of the Fund. The Board found the Fund’s overall performance to be acceptable in view of management’s explanation. It did not believe that a portfolio management change was warranted but determined to continue to monitor the Fund’s performance. It also noted that its annualized three- and five-year returns exceeded 16% and 12%, respectively.

Franklin Balance Sheet Investment Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report showed the Fund’s total return during 2014 to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the lowest performing quin-tile of such universe for the previous three-, five- and 10-year periods. In discussing such performance, management pointed out that the Fund’s performance reflected adherence to its stated investment policy of investing in companies trading at low prices relative to book value, having strong balance sheets, and which the managers believe are temporarily out of favor. Management also explained that changes were being made to the investment process with the goal of delivering improved returns by making increased use of portfolio analytics. Such changes in process would not alter the investment policy. While not satisfied with the Fund’s relative performance as set forth in the Lipper report, the Board accepted management’s explanation and noted that the Fund’s annualized returns for the three- and five-year periods exceeded 16% and 12%, respectively.

Franklin Large Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund’s total return during 2014 to be in the lowest performing quintile of such universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the lowest performing quintile of such universe for the previous five- and 10-year periods. The Board noted that during the past year management had taken steps to address the poor performance of the Fund, including changes to the portfolio construction process. In addition, a new portfolio manager was added during the year. In view of these changes, the Board found the performance to be acceptable and noted that it did

122 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

not believe further changes in portfolio management were warranted at this time. The Board further noted that the Fund’s annualized returns for the three- and five-year periods exceeded 18% and 11%, respectively.

Franklin MicroCap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund’s total return during 2014 to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the second-lowest performing quintile during the previous five-year period, and the second-highest performing quintile during the previous 10-year period. The Board discussed with management the limited opportunity set for the Fund and the factors that may influence performance in the future. They also discussed steps being taken to improve performance going forward. Taking this into account and noting the Fund’s longer term positive annualized returns — over 16%, 13% and 8% over the past three-, five-, and 10-year periods, respectively — the Board found the performance to be acceptable.

Franklin MidCap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report showed the Fund’s total return for 2014 to be in the second-lowest performing quintile of such universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods. The Board was not satisfied with such performance, and discussed the Fund’s investment strategy with management and reasons for such comparative underperformance. Management discussed the implementation of changes to the investment process to incorporate a more robust screening process and noted that a portfolio manager had been added to the Fund’s investment team. Based on such discussions, the Board did not believe any further change in portfolio management was warranted at this time. The Board also noted that the Fund’s 2014 total return as shown in the Lipper report was 7% and its annualized returns for the three- and five-year periods were in excess of 17% and 13%, respectively.

Franklin Small Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for 2014 placed it in the lowest performing quintile of such performance universe and that its total return on an annualized basis was in the second-lowest performing quintile of such universe for the previous three-year period, and in the middle performing quin-tile of such universe for the previous five- and 10-year periods. Management discussed with the Board steps being taken to address the recent underperformance of the Fund. In light of management’s discussion and steps being taken to add resources, the Board found the Fund’s overall comparative performance as shown in the Lipper report to be acceptable and noted that its annualized returns in the three-, five- and 10-year periods exceeded 16%, 14% and 7.8%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund showed its contractual investment management fee rate and total expense ratio to be in either the least expensive or second-least expensive quintile of its respective Lipper expense group. The Board was satisfied with the expenses of these Funds. The Lipper report for Franklin All Cap Value Fund and Franklin Large Cap Value Fund showed their contractual fee rates to be at the medians of their expense groups, with the actual total expense ratio of Franklin All Cap Value Fund at four basis points below the median and that of Franklin Large Cap Value Fund at 16 basis points above the median of such expense group. The Lipper report for Franklin MidCap Value Fund showed its contractual investment management fee rate to be 10 basis points above the median of its

franklintempleton.com

Semiannual Report | 123

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) expense group, and its actual total expense ratio to be approximately six basis points above the median of such expense group after the fee waiver. The Board found the expenses of such Funds to be acceptable, noting that they were being subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for each of Franklin Balance Sheet Investment Fund and Franklin Large Cap Value Fund contain breakpoints that continued to asset levels that exceed the present size of these Funds, and the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and their affiliates, there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of Franklin Small Cap Value Fund provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets, 0.50% on Fund net assets in excess of $1 billion, and 0.49% of net assets in excess of $5 billion. At December 31, 2014, the Fund’s net assets were approximately $2.68 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement, which was revised last year to add an additional breakpoint, provides a reasonable sharing of benefits with the Fund and its shareholders. The fee structure of both Franklin MidCap Value Fund and

124 | Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

SHAREHOLDER INFORMATION

Franklin All Cap Value Fund contains breakpoints and the Board felt that in view of their small size no economies of scale were realized in their operations, noting that the expenses of both Funds were subsidized by management. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $500 million that are believed to be undervalued. Management stated its belief that such limited investment options curtail the potential size of the Fund, thus preventing the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund whose asset size was approximately $435 million at year-end has been closed to new investors, with limited exceptions, since January 14, 2004, and had a very brief re-opening on February 15, 2013, and closed again to new investors (with limited exceptions) on February 19, 2013. Management also expressed its view that this fee was relatively low for this type of a fund and pointed out the favorable comparison of fees and expenses within its Lipper expense group. The independent Trustees acknowledged that management’s explanation provided a reasonable basis for believing the existing fee rate under the investment management agreement was fair and that, in view of the Fund’s current modest size, management was not benefiting from any meaningful economies of scale in its management of this Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Semiannual Report | 125

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
Franklin Value Investors Trust

Investment Managers
Franklin Advisory Services, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.

FVIT S 06/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.             N/A

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date June 25, 2015

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date June 25, 2015